Exhibit 99.11

EXECUTION VERSION

AGREEMENT BETWEEN NOTEHOLDERS

Dated as of February 1, 2023

by and among

GOLDMAN SACHS BANK USA

(Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note B Holder)

and

BANK OF MONTREAL

(Initial Note A-8 Holder and Initial Note A-9 Holder)

Pacific Design Center

THIS AGREEMENT BETWEEN NOTEHOLDERS (“Agreement”), dated as of February 1, 2023, by and among Goldman Sachs Bank USA (“GSBI” and, in its capacity as initial owner of the Note A-1, the “Initial Note A-1 Holder”, and in its capacity as the initial agent, the “Initial Agent”), GSBI (in its capacity as initial owner of the Note A-2, the “Initial Note A-2 Holder”), GSBI (in its capacity as initial owner of the Note A-3, the “Initial Note A-3 Holder”), GSBI (in its capacity as initial owner of the Note A-4, the “Initial Note A-4 Holder”), GSBI (in its capacity as initial owner of the Note A-5, the “Initial Note A-5 Holder”), GSBI (in its capacity as initial owner of the Note A-6, the “Initial Note A-6 Holder”), GSBI (in its capacity as initial owner of the Note A-7, the “Initial Note A-7 Holder”), Bank of Montreal (“BMO” and, in its capacity as initial owner of the Note A-8, the “Initial Note A-8 Holder”), BMO (in its capacity as initial owner of the Note A-9, the “Initial Note A-9 Holder”), and GSBI (in its capacity as initial owner of the Note B, the “Initial Note B Holder” and, together with the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder, the Initial Note A-7 Holder, the Initial Note A-8 Holder and the Initial Note A-9 Holder, the “Initial Noteholders”). Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8 and Note A-9 shall be each defined as a “Senior Note” and collectively defined as the “Senior Notes”. The Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder and Initial Note A-9 Holder shall be each defined as an “Initial Senior Noteholder” and collectively defined as the “Initial Senior Noteholders”.

W I T N E S S E T H:

WHEREAS, pursuant to the Mortgage Loan Agreement (as defined herein) GSBI originated a certain loan (the “Mortgage Loan”) described on the schedule attached hereto as Exhibit A (the “Mortgage Loan Schedule”) to the mortgage loan borrower described on the Mortgage Loan Schedule (the “Mortgage Loan Borrower”), which is evidenced, inter alia, by ten (10) promissory notes (as amended, modified or supplemented, each a “Note”) made by the Mortgage Loan Borrower in favor of GSBI having the designations and principal balances as set forth in the chart below, and secured by a deed of trust (as amended, modified or supplemented, the “Mortgage”) on certain real property located as described on the Mortgage Loan Schedule (the “Mortgaged Property”). Each Note shall be referred to herein by its “Note Designation” as set forth in the chart below or, in the case of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8 and Note A-9, individually, as a Senior Note or, collectively, as the Senior Notes.

Note Designation	Initial Noteholder	Original Principal Balance
Note A-1	GSBI	$62,500,000.00
Note A-2	GSBI	$62,500,000.00
Note A-3	GSBI	$5,000,000.00
Note A-4	GSBI	$40,000,000.00
Note A-5	GSBI	$15,000,000.00
Note A-6	GSBI	$10,000,000.00
Note A-7	GSBI	$10,000,000.00
Note A-8	BMO	$25,000,000.00
Note A-9	BMO	$15,000,000.00
Note B	GSBI	$20,000,000.00

WHEREAS, on the date hereof, GSBI transferred the Initial Note A-8 to the Initial Note A-8 Holder and the Initial Note A-9 to the Initial Note A-9 Holder;

WHEREAS, the parties hereto desire to enter into this Agreement to memorialize the terms under which they, and their successors and assigns, shall hold each Note;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:

Section 1.                Definitions. References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto (or to any analogous term) in (a) prior to the Lead Securitization Date, the Model PSA, and (b) from and after the Lead Securitization Date, the Servicing Agreement. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below unless the context clearly requires otherwise.

“Acceptable Insurance Default”  shall have the meaning assigned to such term in the Servicing Agreement.

“Additional Servicing Expenses” shall mean (a) all property protection advances, fees and/or expenses incurred by and reimbursable to any Servicer, Trustee, Operating Advisor, Certificate Administrator or fiscal agent pursuant to the Servicing Agreement, and (b) all interest accrued on Advances made by (x) any Servicer or Trustee in accordance with the terms of the Servicing Agreement or (y) any Non-Lead Servicer or Non-Lead Trustee in accordance with the terms of the Non-Lead Securitization Servicing Agreement.

“Advance Interest Amount” shall mean interest payable on Advances, as specified in the Servicing Agreement or Non-Lead Securitization Servicing Agreement, as applicable.

“Advances” shall have the meaning assigned to such term in the Servicing Agreement or such other analogous term used in the Servicing Agreement or Non-Lead Securitization Servicing Agreement, as applicable.

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“Affiliate” shall mean with respect to any specified Person (i) any other Person Controlling or Controlled by or under common Control with such specified Person (each a “Common Control Party”), (ii) any other Person owning, directly or indirectly, ten percent (10%) or more of the beneficial interests in such Person or (iii) any other Person in which such Person or a Common Control Party owns, directly or indirectly, ten percent (10%) or more of the beneficial interests.

“Agent” shall mean the Initial Agent or such Person to whom the Initial Agent shall delegate its duties hereunder, and from and after the Securitization Date shall mean the Certificate Administrator, if any, and if there is no Certificate Administrator, shall mean the Trustee.

“Agent Office” shall mean the designated office of the Agent in the State of New York, which office at the date of this Agreement is located at Goldman Sachs Bank USA, 200 West Street, New York, New York 10282, Attention: Justin Peterson, and which is the address to which notices to and correspondence with the Agent should be directed. The Agent may change the address of its designated office by notice to the Noteholders.

“Agreement” shall mean this Agreement among Noteholders, the exhibits and schedule hereto and all amendments hereof and supplements hereto.

“Third Party Appraiser” shall have the meaning assigned to such term in the Servicing Agreement.

“Appraisal” shall have the meaning assigned to such term in the Servicing Agreement.

“Appraisal Reduction Amount” shall have the meaning assigned to such term in the Servicing Agreement or such other analogous term used in the Servicing Agreement.

“Asset Representations Reviewer” shall mean the Asset Representations Reviewer appointed as provided in the Servicing Agreement.

“Asset Status Report” shall have the meaning assigned to such term in the Servicing Agreement or such other analogous term used in the Servicing Agreement.

“Balloon Payment” shall have the meaning assigned to such term in the Servicing Agreement or such other analogous term used in the Servicing Agreement.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, as amended from time to time, any successor statute or rule promulgated thereto.

“Business Day” shall have the meaning assigned to such term in the Servicing Agreement or Non-Lead Securitization Servicing Agreement, as applicable.

“CDO Asset Manager” with respect to any Securitization Vehicle which is a CDO, shall mean the entity which is responsible for managing or administering the applicable Note as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening

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Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of the applicable Note).

“Certificate Administrator” shall mean any Certificate Administrator appointed as provided in the Servicing Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collection Account” shall mean the trust account or accounts (including any sub-accounts) created and maintained by the Servicer.

“Conduit” shall have the meaning assigned to such term in Section 19(f).

“Conduit Credit Enhancer” shall have the meaning assigned to such term in Section 19(f).

“Conduit Inventory Loan” shall have the meaning assigned to such term in Section 19(f).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise.

“Control Appraisal Period” shall exist with respect to the Mortgage Loan, if and for so long as:

(a)               the sum of (i) the initial Note B Principal Balance together with any Threshold Event Collateral minus (ii) the sum (without duplication) of (x) any payments of principal (whether as principal prepayments or otherwise) allocated to, and received on, Note B after the date of creation of Note B, (y) any Appraisal Reduction Amount for the Mortgage Loan that is allocated to Note B in accordance with the terms of the Servicing Agreement and (z) any losses realized with respect to any Mortgaged Property or the Mortgage Loan that are allocated to Note B, is less than 25% of the remainder of (A) the initial Note B Principal Balance minus (B) any payments of principal (whether as principal prepayments or otherwise) allocated to, and received by, the Note B Holder on Note B after the date of creation of Note B; or

(b)               any interest in Note B is held by the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party, or the Mortgage Loan Borrower or Mortgage Loan Borrower Related Party would otherwise be entitled to exercise the rights of the Controlling Noteholder.

“Controlling Class Representative” shall mean the “Controlling Class Representative” as defined in the Servicing Agreement or such other analogous term used in the Servicing Agreement.

“Controlling Noteholder” shall mean as of any date of determination

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(i)                                  the Note B Holder, unless a Control Appraisal Period has occurred and is continuing; or

(ii)                            if a Control Appraisal Period has occurred and is continuing, the Note A-1 Holder;

provided that, if the Note B Holder would be the Controlling Noteholder pursuant to the terms hereof, but any interest in Note B is held by the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party, or the Mortgage Loan Borrower or Mortgage Loan Borrower Related Party would otherwise be entitled to exercise the rights of the Controlling Noteholder, a Control Appraisal Period shall be deemed to have occurred; provided, further that at any time Note A-1 is the Controlling Noteholder and is included in the Lead Securitization, references to the “Controlling Noteholder” herein shall mean the holders of the majority of the class of securities issued in the Lead Securitization designated as the “controlling class” (or such lesser amount as permitted under the terms of the Servicing Agreement) or such other class(es) otherwise assigned the rights to exercise the rights of the “Controlling Noteholder” hereunder, as and to the extent provided in the Servicing Agreement.

“Cure Period” shall have the meaning assigned to such term in Section 11(a).

“DBRS Morningstar” shall mean DBRS, Inc., and its successors in interest.

“Defaulted Loan” shall have the meaning assigned to such term in the Servicing Agreement.

“Defaulted Mortgage Loan Purchase Price” shall mean the sum, without duplication, of

(a) the Principal Balance of the Senior Notes (b) accrued and unpaid interest on the Note A-1 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-1 Principal Balance, on the Note A-2 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-2 Principal Balance, on the Note A-3 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-3 Principal Balance, on the Note A-4 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-4 Principal Balance, on the Note A-5 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-5 Principal Balance, on the Note A-6 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-6 Principal Balance, on the Note A-7 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-7 Principal Balance, on the Note A-8 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-8 Principal Balance, and on the Note A-9 Principal Balance at the applicable Note Rate and any accrued and unpaid Default Interest on the Note A-9 Principal Balance, respectively, from the date as to which interest was last paid in full by Mortgage Loan Borrower up to and including the end of the interest accrual period relating to the Monthly Payment Date next following the date the purchase occurred, (c) any other amounts due under the Mortgage Loan to the Senior Noteholders other than Prepayment

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Premiums, default interest, late fees, exit fees and any other similar fees, provided that if the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party is the purchaser, the Defaulted Mortgage Loan Purchase Price shall include Prepayment Premiums, default interest, late fees, exit fees and any other similar fees, (d) without duplication to clause (c) any unreimbursed property protection or servicing Advances and any expenses incurred in enforcing the Mortgage Loan Documents (including, without limitation, servicing Advances payable or reimbursable to any Servicer, and earned and unpaid special servicing fees owing to or by or on behalf of any of the Senior Noteholders), (e) without duplication of amounts under clause (c), any accrued and unpaid Advance Interest Amount with respect to an Advance made by or on behalf of any of the Senior Noteholders, (f) (x) if the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party is the purchaser or (y) if the Mortgage Loan is purchased after ninety (90) days after such option first becomes exercisable pursuant to Section 12 of this Agreement, any liquidation or workout fees (without duplication of amounts under clause (c) or clause (d)) payable under the Servicing Agreement with respect to the Mortgage Loan (provided that in no event shall both a workout fee and a liquidation fee be payable in connection with the same purchase event) and (g) any Recovered Costs not reimbursed previously to the Senior Notes pursuant to this Agreement. Notwithstanding the foregoing, if the purchasing Noteholder is purchasing from the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party, the Defaulted Mortgage Loan Purchase Price shall not include the amounts described under clauses (d) through (f) of this definition. If the Mortgage Loan is converted into a REO Property, for purposes of determining the Defaulted Mortgage Loan Purchase Price, interest will be deemed to continue to accrue on the Senior Notes at the applicable Note Rate (and, in each case, plus any applicable Default Interest), as if the Mortgage Loan were not so converted. In no event shall the Defaulted Mortgage Loan Purchase Price include amounts due or payable to the purchasing Noteholder under this Agreement.

“Defaulted Note Purchase Date” shall have the meaning assigned to such term in Section 12.

“Default Interest” shall mean interest on the Mortgage Loan at a rate per annum equal to the Note Default Interest Spread.

“Depositor” shall mean the Person selected by the Lead Securitization Noteholder to create the Securitization Trust.

“Event of Default” shall mean, with respect to the Mortgage Loan, an “Event of Default” as defined in the Mortgage Loan Documents.

“Final Recovery Determination” shall have the meaning assigned to such term in the Servicing Agreement.

“Fitch” shall mean Fitch Ratings, Inc., and its successors in interest.

“Grace Period” shall have the meaning assigned to such term in Section 11(a).

“Indemnified Items” shall mean, collectively, any claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with the servicing and administration of the Mortgage Loan

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and the Mortgaged Property (or, with respect to the Operating Advisor, incurred in connection with the provision of services for the Mortgage Loan) under the Servicing Agreement.

“Indemnified Parties” shall mean, collectively, (i) as and to the same extent the Lead Securitization Trust is required to indemnify each of the following parties in respect of other mortgage loans in the Lead Securitization Trust pursuant to the terms of the Servicing Agreement, each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Operating Advisor, the Asset Representations Reviewer and the Depositor (and any director, officer, employee or agent of any of the foregoing, to the extent such parties are identified as indemnified parties in the Servicing Agreement in respect of other mortgage loans) and (ii) the Lead Securitization Trust.

“Independent” shall have the meaning assigned to such term in the Servicing Agreement.

“Initial Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-1 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-2 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-4 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-5 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-6 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-7 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-8 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-9 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note B Holder” shall have the meaning assigned to such term in the recitals.

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“Initial Noteholder(s)” shall mean, collectively or individually as the context may require, (i) with respect to Note A-1, the Initial Note A-1 Holder, (ii) with respect to Note A-2, the Initial Note A-2 Holder, (iii) with respect to Note A-3, the Initial Note A-3 Holder, (iv) with respect to Note A-4, the Initial Note A-4 Holder, (v) with respect to Note A-5, the Initial Note A-5 Holder, (vi) with respect to Note A-6, the Initial Note A-6 Holder, (vii) with respect to Note A-7, the Initial Note A-7 Holder, (viii) with respect to Note A-8, the Initial Note A-8 Holder, (ix) with respect to Note A-9, the Initial Note A-9 Holder and (x) with respect to Note B, the Initial Note B Holder.

“Initial Senior Noteholders” shall mean, collectively or individually as the context may require, the Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder and Initial Note A-9 Holder.

“Insolvency Proceeding” shall mean any proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et seq.) or any other insolvency, liquidation, reorganization or other similar proceeding concerning the Mortgage Loan Borrower, any action for the dissolution of the Mortgage Loan Borrower, any proceeding (judicial or otherwise) concerning the application of the assets of the Mortgage Loan Borrower for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of the Mortgage Loan Borrower or any other action concerning the adjustment of the debts of the Mortgage Loan Borrower, the cessation of business by the Mortgage Loan Borrower, except following a sale, transfer or other disposition of all or substantially all of the assets of the Mortgage Loan Borrower in a transaction permitted under the Mortgage Loan Documents; provided, however, that following any such permitted transaction affecting the title to the Mortgaged Property, the Mortgage Loan Borrower for purposes of this Agreement shall be defined to mean the successor owner of the Mortgaged Property from time to time as may be permitted pursuant to the Mortgage Loan Documents; provided, further, however, that for the purposes of this definition, in the event that more than one entity comprises the Mortgage Loan Borrower, the term “Mortgage Loan Borrower” shall refer to any such entity.

“Insurance and Condemnation Proceeds” shall have the meaning assigned to such term or any one or more analogous terms in the Servicing Agreement.

“Interest Rate” shall have the meaning assigned to such term or any one or more analogous terms in the Mortgage Loan Documents.

“Interested Person” shall have the meaning assigned to such term in the Servicing Agreement.

“Interim Servicer” shall mean the interim servicer appointed as provided in the Interim Servicing Agreement.

“Interim Servicing Agreement” shall mean that certain interim servicing agreement to be negotiated in good faith among the Interim Servicer and the parties hereto after the date hereof. Until such time as the parties hereto execute an Interim Servicing Agreement, the Initial Note A-1 Holder shall cause the Mortgage Loan to be serviced by Midland Loan Services, a Division of PNC Bank, National Association, in accordance with this Agreement and the Servicing

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Standard. The Servicing Fee Rate under the Interim Servicing Agreement will be $350 per month to be paid pro rata by the Noteholders based on the Principal Balances of their respective Notes as a deduction from interest payable thereto.

“Intervening Trust Vehicle” with respect to any Securitization Vehicle that is a CDO, shall mean a trust vehicle or entity which holds the Junior Note as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

“Junior Note” means Note B.

“Junior Noteholder” shall mean the Note B Holder.

“Junior Operating Advisor” shall mean, with respect to the Mortgage Loan, the advisor appointed pursuant to Section 6(a).

“KBRA” shall mean Kroll Bond Rating Agency, LLC, or its successor in interest.

“Lead Securitization” shall mean the Securitization of Note A-1 in a Securitization Trust to be designated by the Initial Note A-1 Holder; provided that, in the event that the Other Note Securitization occurs prior to the Securitization of Note A-1, the “Lead Securitization” shall mean, solely during the period commencing from the Other Note Securitization Date and ending on the Securitization Date of Note A-1, the Other Note Securitization.

“Lead Securitization Date” shall mean the closing date of the Lead Securitization.

“Lead Securitization Note” shall mean Note A-1; provided that, in the event that the Other Note Securitization occurs prior to the Securitization of Note A-1, the “Lead Securitization Note” shall mean, solely during the period commencing from the Other Note Securitization Date and ending on the Securitization Date of Note A-1, the Other Securitization Note.

“Lead Securitization Noteholder” shall mean the Note A-1 Holder.

“Lead Securitization Trust” shall mean the Securitization Trust created in connection with the Lead Securitization.

“Lender” shall have the meaning assigned to such term in the Mortgage.

“Liquidation Proceeds” shall have the meaning assigned to such term in the Servicing Agreement or any one or more analogous terms in the Servicing Agreement.

“Major Decisions” shall have the meaning given to such term or any one or more analogous terms in the Servicing Agreement; provided that at any time that Note A-1 is not included in the Lead Securitization (including prior to the Lead Securitization Date), “Major Decision” shall mean:

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(i)                          any proposed or actual foreclosure upon or comparable conversion (which shall include acquisitions of any REO Property) of the ownership of the property or properties securing the Mortgage Loan if it comes into and continues in default;

(ii)                               any modification, consent to a modification or waiver of any monetary term (other than late fees and default interest) or material non-monetary term (including, without limitation, the timing of payments and acceptance of discounted payoffs) of the Mortgage Loan or any extension of the maturity date of the Mortgage Loan;

(iii)                           following a default or an event of default with respect to the Mortgage Loan, any exercise of remedies, including the acceleration of the Mortgage Loan or initiation of any proceedings, judicial or otherwise, under the related Mortgage Loan Documents or any acquisition of the Mortgaged Property or any interest therein by foreclosure, deed-in-lieu of foreclosure, settlement or otherwise;

(iv)                           any sale of the Mortgage Loan when it is a Defaulted Loan (as defined in the Model PSA) or REO Property for less than the applicable Purchase Price (as defined in the Model PSA);

(v)                              any determination to bring a Mortgaged Property or an REO Property into compliance with applicable environmental laws or to otherwise address any Hazardous Materials (as defined in the Model PSA) located at a Mortgaged Property or an REO Property;

(vi)                           any release of material collateral or any acceptance of substitute or additional collateral for the Mortgage Loan or any consent to either of the foregoing, other than if required pursuant to the specific terms of the related Mortgage Loan Documents and for which there is no lender discretion;

(vii)            any waiver of or any determination not to enforce a “due-on-sale” or “due-on-encumbrance” clause with respect to the Mortgage Loan or any consent to such a waiver or any consent to a transfer of all or any portion of a Mortgaged Property or of any direct or indirect legal or beneficial interests in the borrower;

(viii)                     any transfer of the Mortgaged Property or any portion of the Mortgaged Property, or any transfer of any direct or indirect ownership interest in the borrower to the extent the lender’s consent under the Mortgage Loan Documents is required, except a permitted transfer or as expressly permitted by the Mortgage Loan Documents and for which there is no mortgage lender discretion or in connection with a pending or threatened condemnation;

(ix)                             any incurrence of additional debt by a borrower or any mezzanine financing by any direct or indirect beneficial owner of a borrower (to the extent that the lender has consent rights pursuant to the related Mortgage Loan Documents);

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(x)                             any adoption or implementation of the annual budget for which mortgage lender consent is required under the Mortgage Loan Documents;

(xi)                             any material modification, waiver or amendment of an intercreditor agreement, co-lender agreement or similar agreement with any mezzanine lender or subordinate debt holder related to the Mortgage Loan, or any action to enforce rights (or decision not to enforce rights) with respect thereto, or any material modification, waiver or amendment thereof;

(xii)                          any property management company changes or modifications, waivers or amendments to any management agreement, including, without limitation, approval of a new property manager or the termination of a manager and appointment of a new property manager or franchise changes, and any new management agreement or amendment, modification or termination of any management agreement (in each case, if the lender is required to consent to or approve such changes under the related Mortgage Loan Documents);

(xiii)                        releases of (i) any material amounts from any escrow accounts, reserve funds or letters of credit, in each case, held as performance escrows or reserves or (ii) any other letters of credit held as additional collateral for the Mortgage Loan, in each case, other than those required pursuant to the specific terms of the related Mortgage Loan Documents and for which there is no lender discretion;

(xiv)                       any acceptance of an assumption agreement releasing a borrower, guarantor or other obligor from liability under the Mortgage Loan other than pursuant to the specific terms of such Mortgage Loan and for which there is no lender discretion;

(xv)                          any determination of an Acceptable Insurance Default (as defined in the Model PSA);

(xvi)                      any proposed modification or waiver of any provision of the Mortgage Loan Documents with respect to the Mortgage Loan governing the types, nature or amount of insurance coverage required to be obtained and maintained;

(xvii)                   approval of material casualty/condemnation insurance settlements, any determination to apply casualty proceeds or condemnation awards to the reduction of the debt evidenced by the Mortgage Loan rather than to the restoration of the Mortgaged Property, other than, in each case, to the extent the lender has no approval right pursuant to the specific terms of the Mortgage Loan;

(xviii)                the voting on any plan of reorganization, restructuring or similar plan in the bankruptcy of the borrower or the Mortgaged Property;

(xix)                        any determination by the Master Servicer to transfer the Mortgage Loan to the Special Servicer under the circumstances described in paragraph (c) of the definition of “Specially Serviced Loan” (as defined in the Model PSA);

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(xx)                        any approval of waivers regarding the receipt of financial statements (other than immaterial timing waivers); or

(xxi)                         any modification, waiver or amendment of any lease, the execution of any new lease or the granting of a subordination and nondisturbance or attornment agreement in connection with any lease, at the Mortgaged Property if it would be a Major Lease (as defined in the Mortgage Loan Agreement).

“Master Servicer” shall mean the Master Servicer appointed as provided in the Servicing Agreement.

“Model PSA” shall mean that certain pooling and servicing agreement, dated as of April 1, 2022, entered into in connection with the Benchmark 2022-B34 securitization.

“Monetary Default” shall have the meaning assigned to such term in Section 11(a).

“Monetary Default Notice” shall have the meaning assigned to such term in Section 11(a).

“Monthly Payment Date” shall have the meaning assigned to such term in the Mortgage Loan Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., and its successors in interest.

“Mortgage” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan Agreement” shall mean the Loan Agreement, dated as of January 11, 2023, between the Mortgage Loan Borrower, as Borrower, and Goldman Sachs Bank USA, as Lender, as the same may be further amended, restated, supplemented or otherwise modified from time to time, subject to the terms hereof.

“Mortgage Loan Borrower” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan Borrower Party Affiliate” shall mean, with respect to the Mortgage Loan Borrower, a manager of a Mortgaged Property or a Restricted Mezzanine Holder, (a) any other Person controlling or controlled by or under common control with such borrower, manager or Restricted Mezzanine Holder, as applicable, or (b) any other Person owning, directly or indirectly, 25% or more of the beneficial interests in such borrower, manager or Restricted Mezzanine Holder, as applicable. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

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“Mortgage Loan Borrower Related Party” shall mean the Mortgage Loan Borrower, a manager of a Mortgaged Property, a Restricted Mezzanine Holder, or a Mortgage Loan Borrower Party Affiliate.

“Mortgage Loan Documents” shall mean, with respect to the Mortgage Loan, the Mortgage Loan Agreement, the Mortgage, the Notes and all other documents now or hereafter evidencing and securing the Mortgage Loan.

“Mortgage Loan Rate” shall mean, as of any date of determination, the weighted average of the applicable Note Rate for each Note.

“Mortgage Loan Schedule” shall mean the Schedule attached hereto as Exhibit A.

“Mortgaged Property” shall have the meaning assigned to such term in the recitals.

“Net Note A-1 Rate” shall mean the Note A-1 Rate minus the Servicing Fee Rate applicable to Note A-1.

“Net Note A-2 Rate” shall mean the Note A-2 Rate minus the Servicing Fee Rate applicable to Note A-2.

“Net Note A-3 Rate” shall mean the Note A-3 Rate minus the Servicing Fee Rate applicable to Note A-3.

“Net Note A-4 Rate” shall mean the Note A-4 Rate minus the Servicing Fee Rate applicable to Note A-4.

“Net Note A-5 Rate” shall mean the Note A-5 Rate minus the Servicing Fee Rate applicable to Note A-5.

“Net Note A-6 Rate” shall mean the Note A-6 Rate minus the Servicing Fee Rate applicable to Note A-6.

“Net Note A-7 Rate” shall mean the Note A-7 Rate minus the Servicing Fee Rate applicable to Note A-7.

“Net Note A-8 Rate” shall mean the Note A-8 Rate minus the Servicing Fee Rate applicable to Note A-8.

“Net Note A-9 Rate” shall mean the Note A-9 Rate minus the Servicing Fee Rate applicable to Note A-9.

“Net Note B Rate” shall mean the Note B Rate minus the Servicing Fee Rate applicable to Note B.

“Net Note Rate(s)” shall mean, individually or collectively as the context may require, the Net Note A-1 Rate, Net Note A-2 Rate, Net Note A-3 Rate, Net Note A-4 Rate, Net

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Note A-5 Rate, Net Note A-6 Rate, Net Note A-7 Rate, Net Note A-8 Rate, Net Note A-9 Rate and Net Note B Rate.

“Non-Controlling Note” shall mean the interest of each Non-Controlling Noteholder in its Note.

“Non-Controlling Noteholder” shall mean each Noteholder other than the Controlling Noteholder.

“Non-Controlling Pari Passu Noteholder” shall mean each of the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder, the Note A-5 Holder, the Note A-6 Holder, the Note A-7 Holder, the Note A-8 Holder and the Note A-9 Holder, provided that with respect to the related Non-Controlling Note held by the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder, the Note A-5 Holder, the Note A-6 Holder, the Note A-7 Holder, the Note A-8 Holder or the Note A-9 Holder, as applicable, at any time such Non-Controlling Note is included in a Securitization other than the Lead Securitization, references to the “Non-Controlling Pari Passu Noteholder” herein shall mean the Non-Lead Securitization Subordinate Class Representative under the related Non-Lead Securitization Servicing Agreement, as and to the extent provided in the related Non-Lead Securitization Servicing Agreement and as to the identity of which the Lead Securitization Noteholder (and the Master Servicer and the Special Servicer) has been given written notice. The Lead Securitization Noteholder (or the Master Servicer or the Special Servicer acting on its behalf) shall not be required at any time to deal with more than one party exercising the rights of a “Non-Controlling Pari Passu Noteholder” herein or under the Servicing Agreement and, (x) to the extent that the related Non-Lead Securitization Servicing Agreement assigns such rights to more than one party or (y) to the extent a Non-Controlling Note is split into two or more New Notes pursuant to Section 38, for purposes of this Agreement, the Non-Lead Securitization Servicing Agreement or the holders of such New Notes shall designate one party to deal with the Lead Securitization Noteholder (or the Master Servicer or the Special Servicer acting on its behalf) and provide written notice of such designation to the Lead Securitization Noteholder (and the Master Servicer and the Special Servicer acting on its behalf) (such party, the “Non-Controlling Pari Passu Noteholder Representative”); provided that, in the absence of such designation and notice, the Lead Securitization Noteholder (or the Master Servicer or the Special Servicer acting on its behalf) shall be entitled to treat the last party as to which it has received written notice as having been designated as the Non-Controlling Pari Passu Noteholder Representative with respect to such Non-Controlling Note for all purposes of this Agreement. As of the date hereof and until further notice from the Non-Lead Securitization Noteholder (or the Non-Lead Master Servicer or another party acting on its behalf), the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder, the Note A-5 Holder, the Note A-6 Holder, the Note A-7 Holder, the Note A-8 Holder or the Note A-9 Holder, as applicable, is the Non-Controlling Pari Passu Noteholder Representative with respect to such Note.

Prior to Securitization of any Non-Lead Securitization Note by the Non-Lead Securitization Noteholder (including any New Notes), all notices, reports, information or other deliverables required to be delivered to such Non-Lead Securitization Noteholder or Non-Controlling Pari Passu Noteholder pursuant to this Agreement or the Servicing Agreement by the Lead Securitization Noteholder (or the Master Servicer or the Special Servicer acting on its behalf) only need to be delivered to each Non-Controlling Pari Passu Noteholder Representative and, when so delivered to each Non-Controlling Pari Passu Noteholder Representative, the Lead

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Securitization Noteholder (or the Master Servicer or the Special Servicer acting on its behalf) shall be deemed to have satisfied its delivery obligations with respect to such items hereunder or under the Servicing Agreement. Following Securitization of any Non-Lead Securitization Notes by the Non-Lead Securitization Noteholder, all notices, reports, information or other deliverables required to be delivered to such Non-Lead Securitization Noteholder or Non-Controlling Pari Passu Noteholder pursuant to this Agreement or the Servicing Agreement by the Lead Securitization Noteholder (or the Master Servicer or the Special Servicer acting on its behalf) shall be delivered to the related Non-Lead Master Servicer and the related Non-Lead Special Servicer (who then may forward such items to the party entitled to receive such items as and to the extent provided in the related Non-Lead Securitization Servicing Agreement) and, when so delivered to the related Non-Lead Master Servicer and the related Non-Lead Special Servicer, the Lead Securitization Noteholder (or the Master Servicer or the Special Servicer acting on its behalf) shall be deemed to have satisfied its delivery obligations with respect to such items hereunder or under the Servicing Agreement.

“Non-Controlling Class Representative” shall mean the holders of the majority of the class of securities issued in the Securitization of the Non-Lead Securitization Note designated as the “controlling class” pursuant to the Non-Lead Securitization Servicing Agreement or their duly appointed representative; provided that if 50% or more of the class of securities issued in the Non-Lead Securitization designated as the “controlling class” or such other class(es) otherwise assigned the rights to exercise the rights of the “Controlling Noteholder” is held by the Mortgage Loan Borrower or an Affiliate of the Mortgage Loan Borrower, no person shall be entitled to exercise the rights of the Non-Controlling Class Representative.

“Non-Controlling Pari Passu Noteholder Representative” shall have the meaning assigned to such term in the definition of “Non-Controlling Pari Passu Noteholder”.

“Non-Exempt Person” shall mean any Person other than a Person who is either (i) a U.S. Person or (ii) has on file with the Agent for the relevant year such duly-executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (A) any income tax treaty between the United States and the country of residence of such Person, (B) the Code or (C) any applicable rules or regulations in effect under clauses (A) or (B) above, permit the Servicer on behalf of any Noteholder to make such payments free of any obligation or liability for withholding.

“Non-Lead Asset Representations Reviewer” shall mean the “asset representations reviewer” under any Non-Lead Securitization Servicing Agreement.

“Non-Lead Certificate Administrator” shall mean the “certificate administrator” under any Non-Lead Securitization Servicing Agreement.

“Non-Lead Depositor” shall mean the “depositor” under the Non-Lead Securitization Servicing Agreement.

“Non-Lead Master Servicer” shall mean the master servicer under a Non-Lead Securitization.

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“Non-Lead Operating Advisor” shall mean the “trust advisor”, “operating advisor” or other analogous term under the Non-Lead Securitization Servicing Agreement.

“Non-Lead Securitization” shall mean any Securitization of Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8 and/or Note A-9 in a Securitization Trust other than the Lead Securitization.

“Non-Lead Securitization Date” shall mean the closing date of any Non-Lead Securitization.

“Non-Lead Securitization Note(s)” shall mean, individually or collectively as the context may require, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8 and Note A-9.

“Non-Lead Securitization Noteholder(s)” shall mean, individually or collectively as the context may require, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder, the Note A-5 Holder, the Note A-6 Holder, the Note A-7 Holder, the Note A-8 Holder and the Note A-9 Holder.

“Non-Lead Securitization Servicing Agreement” shall mean the servicing agreement for the related Non-Lead Securitization.

“Non-Lead Securitization Subordinate Class Representative” shall mean the holders of the majority of the class of securities issued in a Non-Lead Securitization designated as the “controlling class” pursuant to the related Non-Lead Securitization Servicing Agreement or their duly appointed representative; provided that if 50% or more of the class of securities issued in any Non-Lead Securitization designated as the “controlling class” or such other class(es) otherwise assigned the rights to exercise the rights of the “Controlling Noteholder” is held by the Mortgage Loan Borrower or an Affiliate of the Mortgage Loan Borrower, no person shall be entitled to exercise the rights of the related Non-Lead Securitization Subordinate Class Representative.

“Non-Lead Securitization Trust” shall mean the Securitization Trust into which any Non-Lead Securitization Note is deposited.

“Non-Lead Servicer” shall mean the Non-Lead Master Servicer or Non-Lead Special Servicer, as applicable.

“Non-Lead Special Servicer” shall mean the trustee servicer under a Non-Lead Securitization.

“Non-Lead Trustee” shall mean the trustee under a Non-Lead Securitization.

“Non-Monetary Default” shall have the meaning assigned to such term in Section 11(d).

“Non-Monetary Default Cure Period” shall have the meaning assigned to such term in Section 11(d).

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“Non-Monetary Default Notice” shall have the meaning assigned to such term in Section 11(d).

“Note” shall have the meaning assigned to such term in the recitals.

“Note A-1” shall have the meaning assigned to such term in the recitals.

“Note A-1 Default Rate” shall mean a rate per annum equal to the Note A-1 Rate plus the Note Default Interest Spread.

“Note A-1 Holder” shall mean the Initial Note A-1 Holder, or any subsequent holder of the Note A-1, together with its successors and assigns.

“Note A-1 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-1 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-1 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-1 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-1 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-1 Rate” shall mean the Note A-1 Rate set forth on the Mortgage Loan Schedule.

“Note A-1 Relative Spread” shall mean the ratio of the Note A-1 Rate to the Mortgage Loan Rate.

“Note A-2” shall have the meaning assigned to such term in the recitals.

“Note A-2 Default Rate” shall mean a rate per annum equal to the Note A-2 Rate plus the Note Default Interest Spread.

“Note A-2 Holder” shall mean the Initial Note A-2 Holder, or any subsequent holder of the Note A-2, together with its successors and assigns.

“Note A-2 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-2 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-2 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-2 Principal Balance set forth on the Mortgage Loan

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Schedule, less any payments of principal thereon received by the Note A-2 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-2 Rate” shall mean the Note A-2 Rate set forth on the Mortgage Loan Schedule.

“Note A-2 Relative Spread” shall mean the ratio of the Note A-2 Rate to the Mortgage Loan Rate.

“Note A-3” shall have the meaning assigned to such term in the recitals.

“Note A-3 Default Rate” shall mean a rate per annum equal to the Note A-3 Rate plus the Note Default Interest Spread.

“Note A-3 Holder” shall mean the Initial Note A-3 Holder, or any subsequent holder of the Note A-3, together with its successors and assigns.

“Note A-3 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-3 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-3 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-3 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-3 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-3 Rate” shall mean the Note A-3 Rate set forth on the Mortgage Loan Schedule.

“Note A-3 Relative Spread” shall mean the ratio of the Note A-3 Rate to the Mortgage Loan Rate.

“Note A-4” shall have the meaning assigned to such term in the recitals.

“Note A-4 Default Rate” shall mean a rate per annum equal to the Note A-4 Rate plus the Note Default Interest Spread.

“Note A-4 Holder” shall mean the Initial Note A-4 Holder, or any subsequent holder of the Note A-4, together with its successors and assigns.

“Note A-4 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-4 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal

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Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-4 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-4 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-4 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-4 Rate” shall mean the Note A-4 Rate set forth on the Mortgage Loan Schedule.

“Note A-4 Relative Spread” shall mean the ratio of the Note A-4 Rate to the Mortgage Loan Rate.

“Note A-5” shall have the meaning assigned to such term in the recitals.

“Note A-5 Default Rate” shall mean a rate per annum equal to the Note A-5 Rate plus the Note Default Interest Spread.

“Note A-5 Holder” shall mean the Initial Note A-5 Holder, or any subsequent holder of the Note A-5, together with its successors and assigns.

“Note A-5 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-5 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-5 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-5 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-5 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-5 Rate” shall mean the Note A-5 Rate set forth on the Mortgage Loan Schedule.

“Note A-5 Relative Spread” shall mean the ratio of the Note A-5 Rate to the Mortgage Loan Rate.

“Note A-6” shall have the meaning assigned to such term in the recitals.

“Note A-6 Default Rate” shall mean a rate per annum equal to the Note A-6 Rate plus the Note Default Interest Spread.

“Note A-6 Holder” shall mean the Initial Note A-6 Holder, or any subsequent holder of the Note A-6, together with its successors and assigns.

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“Note A-6 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-6 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-6 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-6 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-6 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-6 Rate” shall mean the Note A-6 Rate set forth on the Mortgage Loan Schedule.

“Note A-6 Relative Spread” shall mean the ratio of the Note A-6 Rate to the Mortgage Loan Rate.

“Note A-7” shall have the meaning assigned to such term in the recitals.

“Note A-7 Default Rate” shall mean a rate per annum equal to the Note A-7 Rate plus the Note Default Interest Spread.

“Note A-7 Holder” shall mean the Initial Note A-7 Holder, or any subsequent holder of the Note A-7, together with its successors and assigns.

“Note A-7 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-7 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-7 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-7 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-7 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-7 Rate” shall mean the Note A-7 Rate set forth on the Mortgage Loan Schedule.

“Note A-7 Relative Spread” shall mean the ratio of the Note A-7 Rate to the Mortgage Loan Rate.

“Note A-8” shall have the meaning assigned to such term in the recitals.

“Note A-8 Default Rate” shall mean a rate per annum equal to the Note A-8 Rate plus the Note Default Interest Spread.

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“Note A-8 Holder” shall mean the Initial Note A-8 Holder, or any subsequent holder of the Note A-8, together with its successors and assigns.

“Note A-8 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-8 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-8 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-8 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-8 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-8 Rate” shall mean the Note A-8 Rate set forth on the Mortgage Loan Schedule.

“Note A-8 Relative Spread” shall mean the ratio of the Note A-8 Rate to the Mortgage Loan Rate.

“Note A-9” shall have the meaning assigned to such term in the recitals.

“Note A-9 Default Rate” shall mean a rate per annum equal to the Note A-9 Rate plus the Note Default Interest Spread.

“Note A-9 Holder” shall mean the Initial Note A-9 Holder, or any subsequent holder of the Note A-9, together with its successors and assigns.

“Note A-9 Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note A-9 Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note A-9 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-9 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-9 Holder or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note A-9 Rate” shall mean the Note A-9 Rate set forth on the Mortgage Loan Schedule.

“Note A-9 Relative Spread” shall mean the ratio of the Note A-9 Rate to the Mortgage Loan Rate.

“Note B” shall have the meaning assigned to such term in the recitals.

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“Note B Default Rate” shall mean a rate per annum equal to the Note B Rate plus the Note Default Interest Spread.

“Note B Holder” shall mean the Initial Note B Holder, and any successor in interest, or any subsequent holder of the Note B.

“Note B Percentage Interest” shall mean a fraction, expressed as a percentage, the numerator of which is the Note B Principal Balance and the denominator of which is the sum of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance.

“Note B Principal Balance” shall mean, at any time of determination, the Initial Note B Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon or reductions in such amount pursuant to Sections 3, 4 or 5, as applicable.

“Note B Rate” shall mean the Note B Rate set forth on the Mortgage Loan Schedule.

“Note B Relative Spread” shall mean the ratio of the Note B Rate to the Mortgage Loan Rate.

“Note Default Interest Spread” shall mean a rate per annum equal to four percent (4%); provided, however, that if the weighted average of the Note A-1 Default Rate, the Note A-2 Default Rate, the Note A-3 Default Rate, the Note A-4 Default Rate, the Note A-5 Default Rate, the Note A-6 Default Rate, the Note A-7 Default Rate, the Note A-8 Default Rate, the Note A-9 Default Rate and the Note B Default Rate would exceed the maximum rate permitted by applicable law, the Note Default Interest Spread shall equal (i) the rate at which the weighted average of the Note A-1 Default Rate, the Note A-2 Default Rate, the Note A-3 Default Rate, the Note A-4 Default Rate, the Note A-5 Default Rate, the Note A-6 Default Rate, the Note A-7 Default Rate, the Note A-8 Default Rate, the Note A-9 Default Rate and the Note B Default Rate equals the maximum rate permitted by applicable law minus (ii) the Mortgage Loan Rate.

“Note Pledgee” shall have the meaning assigned to such term in Section 19(e).

“Note Rate(s)” shall mean, individually or collectively as the context may require, any of the Note A-1 Rate, the Note A-2 Rate, the Note A-3 Rate, the Note A-4 Rate, the Note A-5 Rate, the Note A-6 Rate, the Note A-7 Rate, the Note A-8 Rate, the Note A-9 Rate or the Note B Rate, as applicable.

“Note Register” shall have the meaning assigned to such term in Section 21.

“Noteholder” shall mean any of the Senior Noteholders or Note B Holder, as applicable.

“Noteholder Purchase Notice” has the meaning assigned to such term in Section 12.

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“Operating Advisor” shall mean the Operating Advisor appointed under the Servicing Agreement.

“Other Note Securitization” shall mean the first sale by any of the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder, the Note A-5 Holder, the Note A-6 Holder, the Note A-7 Holder, the Note A-8 Holder or the Note A-9 Holder, of all or a portion of Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8 or Note A-9, as applicable, to a depositor who will in turn include all or such portion of Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8 or Note A-9, as applicable, as part of the securitization of one or more mortgage loans.

“Other Note Securitization Date” shall mean the closing date of the Other Note Securitization.

“Other Securitization Note” shall mean any Note that is contributed to the Other Note Securitization (or, if more than one Note is contributed to the Other Note Securitization, the Note with the higher (or highest) alpha-numeric designation).

“Percentage Interest” shall mean, with respect to the Note A-1 Holder, the Note A-1 Percentage Interest, with respect to the Note A-2 Holder, the Note A-2 Percentage Interest, with respect to the Note A-3 Holder, the Note A-3 Percentage Interest, with respect to the Note A-4 Holder, the Note A-4 Percentage Interest, with respect to the Note A-5 Holder, the Note A-5 Percentage Interest, with respect to the Note A-6 Holder, the Note A-6 Percentage Interest, with respect to the Note A-7 Holder, the Note A-7 Percentage Interest, with respect to the Note A-8 Holder, the Note A-8 Percentage Interest, with respect to the Note A-9 Holder, the Note A-9 Percentage Interest and with respect to the Note B Holder, the Note B Percentage Interest, as each may be adjusted from time to time.

“Permitted Fund Manager” shall mean any Person that on the date of determination is (i) one of the entities on Exhibit C attached hereto and made a part hereof or any other a nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $500,000,000 and (iii) not subject to a proceeding relating to the bankruptcy, insolvency, reorganization or relief of debtors.

“Person” shall have the meaning assigned to such term in the Servicing Agreement.

“Pledge” shall have the meaning assigned to such term in Section 19(e).

“Prepayment Premium” shall mean, with respect to the Mortgage Loan, any prepayment premium, spread maintenance premium, yield maintenance premium or similar fee required to be paid in connection with a prepayment of the Mortgage Loan pursuant to the Mortgage Loan Documents, including any exit fee.

“Principal Balance” shall mean any of the Note A-1 Principal Balance, the Note A-2 Principal Balance, the Note A-3 Principal Balance, the Note A-4 Principal Balance, the Note A-5 Principal Balance, the Note A-6 Principal Balance, the Note A-7 Principal Balance, the Note A-

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8 Principal Balance, the Note A-9 Principal Balance and the Note B Principal Balance, as applicable.

“Pro Rata and Pari Passu Basis” shall mean with respect to the Senior Notes and the related Noteholders, the allocation of any particular payment, collection, cost, expense, liability or other amount between such Notes or such Noteholders, as the case may be, without any priority of any such Note or any such Noteholder over another such Note or Noteholder, as the case may be, and in any event such that each Note or Noteholder, as the case may be, is allocated its respective Percentage Interest of such particular payment, collection, cost, expense, liability or other amount.

“Qualified Institutional Lender” shall mean each of the Initial Noteholders (and any Affiliates and subsidiaries of such entity) and any other Person that is:

(a)               an entity Controlled (as defined below) by, under common Control with or Controlling either the Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder or Initial Note B Holder;

(b)               Argentic Real Estate Finance 2 LLC (and any Affiliates and subsidiaries of such entity); or

(c)               one or more of the following:

(i)                                 a real estate investment bank, an insurance company, reinsurance trust, bank, savings and loan association, investment bank, trust company, commercial credit corporation, pension plan, pension fund, pension fund advisory firm, mutual fund, real estate investment trust, governmental entity or plan, or

(ii)                               an investment company, money management firm or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended, or

(iii)                           a Qualified Trustee (or in the case of a CDO, a single purpose bankruptcy remote entity which contemporaneously assigns or pledges the Junior Note, or a participation interest therein (or any portion thereof) to a Qualified Trustee) in connection with (a) a securitization of, (b) the creation of collateralized debt obligations (“CDO”) secured by, or (c) a financing through an “owner trust” of, any or all of the Junior Note (any of the foregoing, a “Securitization Vehicle”), provided that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies which assigned a rating to one or more classes of securities issued in connection with a securitization (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of the Junior Note to such Securitization Vehicle); (2) in the case of a Securitization

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Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has a Required Special Servicer Rating or is otherwise acceptable to the Rating Agencies rating each Securitization (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer the Junior Note in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CDO Asset Manager which is a Qualified Institutional Lender, are each a Qualified Institutional Lender under clauses (i), (ii), (iii), (iv) or (v) of this definition, or

(iv)                           an investment fund, limited liability company, limited partnership or general partnership having capital and/or capital commitments of at least $250,000,000, in which (A) the Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder, Note A-7 Holder, Note A-8 Holder, Note A-9 Holder or Note B Holder, as applicable, (B) a person that is otherwise a Qualified Institutional Lender under clause (i), (ii) or (v) (with respect to an institution substantially similar to the entities referred to in clause (i) or (ii) above), or (C) a Permitted Fund Manager, acts as a general partner, managing member, or the fund manager responsible for the day-to-day management and operation of such investment vehicle and provided that at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Qualified Institutional Lenders (without regard to the capital surplus/equity and total asset requirements set forth below in the definition), or

(v)                             an institution substantially similar to any of the foregoing, and in the case of any entity referred to in clause (c)(i), (c)(ii), (c)(iii)(a), (c)(iv)(B) or (c)(v) of this definition, (x) such entity has at least $200,000,000 in capital/statutory surplus or shareholders’ equity (except with respect to a pension advisory firm, asset manager or similar fiduciary) and at least $500,000,000 in total assets (in name or under management), and (y) is regularly engaged in the business of making or owning commercial real estate loans (or interests therein) similar to the Mortgage Loan (or mezzanine loans with respect thereto) or owning or operating commercial real estate properties; provided that, in the case of the entity described in clause (iv) (B) above, the requirements of this clause (y) may be satisfied by a general partner, managing member, or the fund manager responsible for the day-to-day management and operation of such entity, or

(d)               any entity Controlled (as defined below) by any of the entities described in clause (c) above or approved by the Rating Agencies hereunder as a Qualified Institutional Lender for purposes of this Agreement, or as to which the Rating Agencies have stated they would not review such entity in connection with the subject transfer.

For purposes of this definition only, “Control” means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests

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of an entity or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise (“Controlled” and “Controlling” have the meaning correlative thereto).

“Qualified Trustee” means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two rating categories of each of the applicable Rating Agencies.

“Rating Agencies” shall mean any of (a) S&P, (b) Moody’s, (c) Fitch, (d) DBRS Morningstar, (e) KBRA or, (f) if any of such entities shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency reasonably designated by the Depositor or Non-Lead Depositor to rate the securities issued in connection with the Securitization of any of the Senior Notes, as applicable; provided, however, that, at any time during which any Senior Note is an asset of one or more Securitizations, “Rating Agencies” or “Rating Agency” shall mean with respect to the Senior Notes, only those rating agencies that are engaged by the Depositor or Non-Lead Depositor, as applicable, from time to time to rate the securities issued in connection with the Securitization of such Note.

“Rating Agency Confirmation” shall mean prior to a Securitization with respect to any matter, confirmation in writing (which may be in electronic form) by each applicable Rating Agency that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, withdrawal or qualification of the then-current rating assigned to any class of certificates (if then rated by the Rating Agency); provided that a written waiver or other acknowledgment from the Rating Agency indicating its decision not to review the matter for which the Rating Agency Confirmation is sought shall be deemed to satisfy the requirement for the Rating Agency Confirmation from each Rating Agency with respect to such matter and after a Securitization, the meaning given thereto or any analogous term in the Servicing Agreement including any deemed Rating Agency Confirmation.

“Recovered Costs” shall mean any amounts referred to in clauses (i)(d) and/or (i)(e) of the definition of “Defaulted Mortgage Loan Purchase Price” that, at the time of determination, had been previously paid or reimbursed to any Servicer from sources other than collections on or in respect of the Mortgage Loan or the Mortgaged Property (including, without limitation, from collections on or in respect of loans other than the Mortgage Loan).

“Redirection Notice” shall have the meaning assigned to such term in Section 19(e).

“Regulation AB” shall mean Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time, in each case as effective from time to time as of the compliance dates specified therein.

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“Relative Spread(s)” shall mean, individually or collectively as the context may require, the Note A-1 Relative Spread, Note A-2 Relative Spread, Note A-3 Relative Spread, Note A-4 Relative Spread, Note A-5 Relative Spread, Note A-6 Relative Spread, Note A-7 Relative Spread, Note A-8 Relative Spread, Note A-9 Relative Spread and Note B Relative Spread.

“REMIC” shall mean a real estate mortgage investment conduit within the meaning of Section 860D(a) of the Code.

“REMIC Provisions” shall mean provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

“Required Special Servicer Rating” shall mean with respect to a special servicer (i) in the case of Fitch, a rating of “CSS3”, (ii) in the case of S&P, such special servicer is on S&P’s Select Servicer List as a U.S. Commercial Mortgage Special Servicer, (iii) in the case of Moody’s, such special servicer is acting as special servicer for one or more loans included in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination, and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage loans, (iv) in the case of DBRS Morningstar, the replacement special servicer either (a) has a then-current special servicer ranking of at least “MOR CS3” by DBRS Morningstar (if ranked by DBRS Morningstar) or (b) is currently acting as a special servicer on a transaction-level basis on a commercial mortgage-backed securitization transaction currently rated by DBRS Morningstar that currently has securities outstanding and for which DBRS Morningstar has not cited servicing concerns of the replacement special servicer as the sole or material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities rated by DBRS Morningstar in a commercial mortgage-backed securitization transaction rated by DBRS Morningstar and serviced by the applicable replacement special servicer prior to the time of determination, and (v) in the case of KBRA, KBRA has not cited servicing concerns of such special servicer as the sole or material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a transaction serviced by such special servicer prior to the time of determination.

“REO Property” shall have the meaning assigned to such term in (a) prior to the Lead Securitization Date, the Model PSA, and (b) from and after the Lead Securitization Date, the Servicing Agreement.

“Restricted Mezzanine Holder”: A holder of a related mezzanine loan that has been accelerated or as to which the mezzanine lender has initiated foreclosure proceedings or enforcement proceedings against the equity collateral pledged to secure such mezzanine loan.

“S&P” shall mean S&P Global Ratings, and its successors in interest.

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“Securitization” shall mean one or more sales by any of the Senior Noteholders or Note B Holder of all or a portion of such Note to a depositor, who will in turn include such portion of such Note as part of a securitization of one or more mortgage loans.

“Securitization Date” shall mean the effective date on which the Securitization of the Lead Securitization Note or portion thereof is consummated.

“Securitization Servicing Agreement” shall mean the Servicing Agreement or any Non-Lead Securitization Servicing Agreement.

“Securitization Trust” shall mean a trust formed pursuant to a Securitization pursuant to which any of the Senior Notes or Note B is held.

“Senior Noteholder(s)” shall mean, individually or collectively as the context may require, the Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder, Note A-7 Holder, Note A-8 Holder and Note A-9 Holder.

“Senior Note(s)” shall mean, individually or collectively as the context may require, Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8 and Note A-9.

“Sequential Pay Event” shall mean (i) any Event of Default with respect to an obligation to pay money due under the Mortgage Loan, any other Event of Default for which the Mortgage Loan is actually accelerated or any other Event of Default which causes the Mortgage Loan to become a Specially Serviced Loan, or any bankruptcy or insolvency event that constitutes an Event of Default (provided, however, that unless the Servicer under the Servicing Agreement has notice or knowledge of such event at least ten (10) Business Days prior to the applicable distribution date, distributions will be made sequentially beginning on the subsequent distribution date; provided, further, that the aforementioned requirement of notice or knowledge will not apply in the case of distribution of the final proceeds of a liquidation or final disposition of the Mortgage Loan). A Sequential Pay Event shall no longer exist to the extent it has been cured (including any cure payment made by the Controlling Noteholder in accordance with Section 11) and shall not be deemed to exist to the extent the Junior Noteholder is exercising its cure rights under Section 11.

“Servicer” shall mean (i) the Interim Servicer prior to the Lead Securitization Date (if the context requires) or (ii) on or after the Lead Securitization Date, the Master Servicer or the Special Servicer, as the context may require.

“Servicing Agreement” shall mean (i) the Interim Servicing Agreement pursuant to which the Mortgage Loan is serviced prior to the Lead Securitization Date (if the context requires) and (ii) on or after the Lead Securitization Date, a pooling and servicing agreement, which is substantially similar in all material respects to the Model PSA and subject to Section 2 hereof, to be entered into in connection with the Lead Securitization, by and among (a) the Person who serves as Trustee from and after the Lead Securitization Date, (b) the Person who serves as Master Servicer from and after the Lead Securitization Date, (c) the Person which serves as Special Servicer from and after the Lead Securitization Date, (d) the Person who serves as Operating Advisor from and after the Lead Securitization Date and (e) the Depositor, and any other additional Persons that may be party to such pooling and servicing agreement; provided it is acknowledged

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that such agreement is subject in all respects to changes (i) required by the Code relating to the tax elections of the related Securitization Trust (ii) required by law or changes in any law, rule or regulation and (iii) requested by the Rating Agencies or any purchaser of subordinate certificates. The Servicing Standard in the Servicing Agreement shall require, among other things, that each Servicer, in servicing the Mortgage Loan, must take into account the interests of each Noteholder (taking into account that the B Note is junior to the A Notes as and to the extent provided herein). Notwithstanding the foregoing, capitalized terms not otherwise defined herein shall have the meaning ascribed thereto (or to any analogous term) in (a) prior to the Lead Securitization Date, the Model PSA, and (b) from and after the Lead Securitization Date, the Servicing Agreement.

“Servicing Advances” shall have the meaning assigned to such term in the Servicing Agreement or such other analogous term used in the Servicing Agreement or Non-Lead Securitization Servicing Agreement, as applicable.

“Servicing Fee Rate” shall have the meaning assigned to such term in the Servicing Agreement.

“Servicing Standard” shall have the meaning assigned to such term in (a) prior to the Lead Securitization Date, the Model PSA, and (b) from and after the Lead Securitization Date, the Servicing Agreement.

“Servicing Transfer Event” shall have the meaning assigned to such term in the Servicing Agreement.

“Special Servicer” shall mean any Special Servicer appointed as provided in the Servicing Agreement and this Agreement to service the Mortgage Loan.

“Specially Serviced Loan” shall have the meaning assigned to such term in the Servicing Agreement.

“Stated Maturity Date” shall have the meaning assigned to such term in the Mortgage Loan Agreement.

“Taxes” shall mean any income or other taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein.

“Transfer” shall mean any sale, assignment, transfer, pledge, syndication, participation, hypothecation, contribution, encumbrance or other disposition (either (i) directly or (ii) indirectly through entering into a derivatives contract or any other similar agreement, excluding a repurchase financing or a Pledge in accordance with Section 19(e)).

“Trustee” shall mean any Trustee appointed as provided in the Servicing Agreement.

“U.S. Person” shall mean a citizen or resident of the United States, a corporation or partnership (except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia,

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including any entity treated as a corporation or partnership for federal income tax purposes, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, a trust in existence on August 20, 1996 that is eligible to elect to be treated as a U.S. Person).

“Workout” shall mean any written modification, waiver, amendment, restructuring or workout of the Mortgage Loan or the Note entered into with the Mortgage Loan Borrower in accordance with the Servicing Agreement.

“Whole Loan Custodial Account” shall mean the custodial account or subaccount established for the Mortgage Loan pursuant to the Servicing Agreement.

Section 2.                Servicing.

(a)   Each Noteholder acknowledges and agrees that, subject to this Agreement, the Mortgage Loan shall be serviced prior to the Lead Securitization Date pursuant to the terms of this Agreement and the Interim Servicing Agreement and on and after the Lead Securitization Date, by the Master Servicer and the Special Servicer pursuant to the terms of this Agreement and the Servicing Agreement; provided that in the event that the Interim Servicing Agreement is not executed and delivered prior to the Lead Securitization Date, the Initial Agent shall cause the complete Servicing File and Mortgage File to be delivered to the Servicer for the Lead Securitization in accordance with the Lead Securitization Servicing Agreement; provided further that the Master Servicer shall not be obligated to advance monthly payments of principal or interest in respect of the Notes other than the Lead Securitization Note (and the Junior Note if the Junior Note is included in the Lead Securitization) (and the Non-Lead Master Servicer shall be required to advance monthly payments of principal and interest on any Non-Lead Securitization Note pursuant to the terms of the applicable Non-Lead Securitization Servicing Agreement) if such principal or interest is not paid by the Mortgage Loan Borrower but shall be obligated to advance delinquent real estate taxes, insurance premiums and other expenses related to the maintenance of the Mortgaged Property and maintenance and enforcement of the lien of the Mortgage thereon, subject to the terms of the Servicing Agreement. The Junior Noteholder acknowledges that each of the Senior Noteholders may elect, in its sole discretion, to include any of the respective Senior Notes in a Securitization and agrees that it will reasonably cooperate with such Senior Noteholder, at such Senior Noteholder’s, as applicable, sole cost and expense, to effect such Securitization. Subject to the terms and conditions of this Agreement, each Noteholder hereby irrevocably and unconditionally consents to the appointment of the Master Servicer, Special Servicer and the Trustee under the Servicing Agreement by the Depositor and agrees to reasonably cooperate with the Master Servicer and the Special Servicer with respect to the servicing of the Mortgage Loan in accordance with the Servicing Agreement. Each Noteholder hereby appoints the Master Servicer, the Special Servicer and the Trustee in the Lead Securitization as such Noteholder’s attorney-in-fact to sign any documents reasonably required with respect to the administration and servicing of the Mortgage Loan on its behalf under the Servicing Agreement (subject at all times to the rights of the Noteholders set forth herein and in the Servicing Agreement). In no event shall the Servicing Agreement require the Servicer to enforce the rights of any Noteholder against any other Noteholder or limit the Servicer in enforcing the rights of one Noteholder against any other

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Noteholder; however, this statement shall not be construed to otherwise limit the rights of one Noteholder with respect to any other Noteholder.

(b)               The then Controlling Noteholder shall be entitled to exercise any notice and consent rights of the “directing holder,” “directing certificateholder,” “controlling class,” “controlling class representative” or any analogous class or holder under the Servicing Agreement except to the extent such Noteholder is expressly prohibited from exercising such rights under the terms of this Agreement in its capacity as the Controlling Noteholder.

(c)               In no event may the Servicing Agreement change the interest allocable to, or the amount of any payments due to, the Controlling Noteholder or materially increase the Controlling Noteholder’s obligations or materially decrease the Controlling Noteholder’s rights, remedies or protections hereunder.

(d)               The Servicing Agreement shall, unless otherwise agreed to by the Controlling Noteholder, contain servicing provisions substantially similar in all material respects to the servicing provisions of the Model PSA. The Servicing Agreement shall contain provisions to the effect that:

(i)                                    if an event of default under the Servicing Agreement has occurred (A) with respect to the Master Servicer under the Servicing Agreement that affects a Noteholder or any class of commercial mortgage securities backed by a Note or a participation interest in a Note, and the Master Servicer is not otherwise terminated under the Servicing Agreement, then the Note B Holder or its designees (if the Note B Holder is the Controlling Noteholder) shall be entitled to direct the Trustee to appoint a sub-servicer solely with respect to the Mortgage Loan (or if the Mortgage Loan is currently being sub-serviced, to replace the current sub-servicer, but only if such original sub-servicer is in default under the related sub-servicing agreement); and (B) the appointment (or replacement) of a sub-servicer with respect to the Mortgage Loan, as contemplated in clause (A) above, will in any event be subject to written confirmation from each Rating Agency that such appointment would not, in and of itself, cause a downgrade, qualification or withdrawal of the then-current ratings assigned to the securities issued in connection with any Securitization;

(ii)                                 any payments received on the Mortgage Loan shall be paid by the Master Servicer to each of the Noteholders on the “master servicer remittance date” under the Servicing Agreement;

(iii)                              the Controlling Noteholder shall be entitled to receive, and the Master Servicer and the Special Servicer shall provide access to, any information relating to the Mortgage Loan, the Mortgage Loan Borrower or the Mortgaged Property as the Controlling Noteholder may reasonably request and would be customarily in the possession of, or collected or known by, the Master Servicer or the Special Servicer of mortgage loans similar to the Mortgage Loan and, in any event, all information that is required to be provided to holders of the securities issued by the Lead Securitization Trust pursuant to the terms and conditions of the Servicing Agreement, including, but not limited to, standard CREFC reports and Asset Status Reports, provided that if an interest in the Controlling Noteholder or the related Note is held by the Mortgage Loan Borrower or a Mortgage Loan

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Borrower Related Party, then the Controlling Noteholder shall not be entitled to receive the Asset Status Report or any other information relating to the Special Servicer’s workout strategy or any “excluded information” or analogous term under the Servicing Agreement;

(iv)                            each Noteholder is an intended third party beneficiary in respect of the rights afforded it under the Servicing Agreement and may directly enforce such rights;

(v)                                the Servicing Agreement may not be amended without the consent of the Junior Noteholder if such amendment would materially and adversely affect its rights thereunder; and

(vi)                             the Special Servicer appointed by the Note B Holder shall be named as the Special Servicer for the Mortgage Loan under the Servicing Agreement as of the closing of the Lead Securitization, as long as such Special Servicer satisfies the requirements of the Servicing Agreement.

(e)               Notwithstanding anything to the contrary contained in this Agreement, any obligation of the Servicer pursuant to the terms hereof shall be performed by the Master Servicer or the Special Servicer, as applicable, as set forth in the Servicing Agreement.

(f)    At any time after the Securitization Date that the Lead Securitization Note is no longer subject to the provisions of the Servicing Agreement, the Lead Securitization Noteholder shall cause the Mortgage Loan to be serviced pursuant to a servicing agreement that contains servicing provisions which are the same as or more favorable to the Junior Noteholder, in substance, to those in the Servicing Agreement (including, without limitation, all applicable provisions relating to delivery of information and reports necessary for any Non-Lead Securitization to comply with any applicable reporting requirements under the Securities Exchange Act of 1934, as amended) and all references herein to the “Servicing Agreement” shall mean such subsequent servicing agreement; provided, however, that if any of the Non-Lead Securitization Notes is in a Securitization, then a Rating Agency Confirmation shall have been obtained from each Rating Agency with respect to such subsequent servicing agreement; provided, further, however, that until a replacement servicing agreement has been entered into, the Lead Securitization Noteholder shall cause the Mortgage Loan to be serviced in accordance with the servicing provisions set forth in the Servicing Agreement as if such agreement was still in full force and effect with respect to the Mortgage Loan; provided, further, however, that until a replacement servicing agreement is in place, the actual servicing of the Mortgage Loan may be performed by any nationally recognized commercial mortgage loan servicer appointed by Lead Securitization Noteholder and the special servicer appointed by the Controlling Noteholder and does not have to be performed by the service providers set forth under the Servicing Agreement.

(g)   Each of the Non-Lead Securitization Noteholders agrees that, if its Note is included in a Securitization, it shall cause the applicable Non-Lead Securitization Servicing Agreement to contain provisions to the effect that:

(i)                                    such Noteholder shall be responsible for its pro rata share of any Servicing Advances (and advance interest thereon) and any additional trust fund expenses, but only to the extent that they relate to servicing and administration of the Notes and the Mortgaged

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Property, including without limitation, any unpaid Special Servicing Fees, Liquidation Fees and Workout Fees relating to the Notes, and that in the event that the funds received with respect to each respective Note are insufficient to cover such Servicing Advances or additional trust fund expenses, (A) the Non-Lead Master Servicer will be required to, promptly following notice from the Master Servicer or the Special Servicer, pay or reimburse the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, or the Lead Securitization Trust, as applicable, out of general funds in the collection account (or equivalent account) established under the Non-Lead Securitization Servicing Agreement for such Noteholder’s pro rata share of any such Nonrecoverable Servicing Advances (together with advance interest thereon) and/or additional trust fund expenses (including compensation due to the Master Servicer and the Special Servicer to the extent related to the servicing and administration of the Mortgage Loan and the Mortgaged Property), and (B) if the Servicing Agreement permits the Master Servicer, the Special Servicer, the Certificate Administrator or the Trustee to reimburse itself from the Lead Securitization Trust’s general account, then the Master Servicer, the Special Servicer, the Certificate Administrator or the Trustee, as applicable, may do so, and the Non-Lead Master Servicer will be required to, promptly following notice from the Master Servicer, the Special Servicer or the Trustee, reimburse the Lead Securitization Trust out of general funds in the collection account (or equivalent account) established under the Non-Lead Securitization Servicing Agreement for such Noteholder’s pro rata share of any such Nonrecoverable Servicing Advances (together with advance interest thereon) and/or additional trust fund expenses (including compensation due to the Master Servicer and the Special Servicer to the extent related to the servicing and administration of the Mortgage Loan and the Mortgaged Property);

(ii)                                 each of the Indemnified Parties shall be indemnified (as and to the same extent the Lead Securitization Trust is required to indemnify each of such Indemnified Parties in respect of other mortgage loans in the Lead Securitization Trust pursuant to the terms of Servicing Agreement and, in the case of the Lead Securitization Trust, to the extent of any additional trust fund expenses with respect to the Mortgage Loan) by the Non-Lead Securitization Trust, against any of the Indemnified Items to the extent of its pro rata share of such Indemnified Items, and to the extent amounts on deposit in the Whole Loan Custodial Account that are allocated to any of the Non-Lead Securitization Notes, as applicable are insufficient for reimbursement of such amounts, the Non-Lead Master Servicer will be required to reimburse each of the applicable Indemnified Parties for such Note’s pro rata share of the insufficiency out of general funds in the collection account (or equivalent account) established under the Non-Lead Securitization Servicing Agreement;

(iii)            the Non-Lead Master Servicer will be required to deliver to the Trustee, the Certificate Administrator, the Special Servicer, the Master Servicer, the Operating Advisor (i) promptly following the Securitization of any of the Non-Lead Securitization Notes, as applicable, notice of the deposit of such Note into a Securitization Trust (which notice shall also provide contact information for the trustee, the certificate administrator, the Non-Lead Master Servicer, the special servicer and the party designated to exercise the rights of the “Non-Controlling Pari Passu Noteholder” under this Agreement), accompanied by a certified copy of the executed Non-Lead Securitization Servicing Agreement and (ii) notice of any subsequent change in the identity of the Non-Lead Master Servicer or the party

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designated to exercise the rights of the “Non-Controlling Pari Passu Noteholder” under this Agreement (together with the relevant contact information);

(iv)               any matter affecting the servicing and administration of the Mortgage Loan that requires delivery of a Rating Agency Confirmation pursuant to the Servicing Agreement shall also require delivery of a Rating Agency Confirmation under each Non-Lead Securitization Servicing Agreement; and

(v)                 the Master Servicer, the Special Servicer, the Trustee and the Lead Securitization Trust shall be third party beneficiaries of the foregoing provisions.

(h)   The Servicing Agreement shall provide that compensating interest payments as defined therein with respect to the Senior Notes will be allocated by the Master Servicer between the Senior Notes, pro rata, in accordance with their respective principal amounts. The Master Servicer shall remit any compensating interest payment in respect of each Non-Lead Securitization Note to the applicable Non-Lead Securitization Noteholder, respectively.

(i)     In the event any filing is required to be made by any Non-Lead Depositor under the related Non-Lead Securitization Servicing Agreement in order to comply with the Non-Lead Depositor’s requirements under the Securities Exchange Act of 1934, as amended, each Non-Lead Securitization Noteholder (including the related Non-Lead Depositor and related Non-Lead Trustee) shall use commercially reasonable efforts to timely comply with any such filing.

(j)     Each of the Non-Lead Securitization Noteholders shall give each of the parties to the Servicing Agreement notice of a Non-Lead Securitization that includes its Note in writing (which may be by e-mail) promptly after the related Non-Lead Securitization Date. Such notice shall contain contact information for each of the parties to the related Non-Lead Securitization Servicing Agreement. In addition, after the related Non-Lead Securitization Date, the related Noteholder shall send a copy of the related Non-Lead Securitization Servicing Agreement to each of the parties to the Servicing Agreement.

(k)   If any of the Non-Lead Securitization Notes becomes the subject of an Asset Review pursuant to the related Non-Lead Securitization Servicing Agreement, the Master Servicer, the Special Servicer, the Trustee and the Custodian shall reasonably cooperate with such Non-Lead Asset Representations Reviewer in connection with such Asset Review by providing such Non-Lead Asset Representations Reviewer with any documents reasonably requested by such Non-Lead Asset Representations Reviewer, but only to the extent that such documents are in the possession of the Master Servicer, the Special Servicer, the Trustee or the Custodian, as the case may be, and are not in the possession of the Non-Lead Asset Representations Reviewer (and the Non-Lead Asset Representations Reviewer has informed such party that it has first requested, and not received, the documents from the master servicer, special servicer and custodian for the applicable Non-Lead Securitization).

Section 3.                Subordination of Junior Note; Payments Prior to a Sequential Pay Event. The Junior Note and the rights of the Junior Noteholder to receive payments of interest, principal and other amounts with respect to the Junior Note shall at all times be junior, subject and subordinate to the Senior Notes and the right of the Senior Noteholders to receive payments of

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interest, principal and other amounts with respect to the Senior Notes as set forth herein. If no Sequential Pay Event, as determined by the applicable Servicer, shall have occurred and be continuing, all amounts tendered by the Mortgage Loan Borrower or otherwise available for payment on or with respect to or in connection with the Mortgage Loan or the Mortgaged Property or amounts realized as proceeds thereof, whether received in the form of monthly payments, the Balloon Payment, Liquidation Proceeds, proceeds under any guaranty, letter of credit or other collateral or instrument securing the Mortgage Loan or Insurance and Condemnation Proceeds (other than proceeds, awards or settlements to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgage Loan Borrower in accordance with the terms of the Mortgage Loan Documents, to the extent permitted by the REMIC Provisions), but excluding (x) all amounts for required reserves or escrows required by the Mortgage Loan Documents (to the extent, in accordance with the terms of the Mortgage Loan Documents) to be held as reserves or escrows or received as reimbursements on account of recoveries in respect of Advances then due and payable or reimbursable to the Servicer under the Servicing Agreement and (y) all amounts that are then due, payable or reimbursable to any Servicer, Operating Advisor, Certificate Administrator or Trustee with respect to the Mortgage Loan pursuant to the Servicing Agreement, shall be applied by the Note A-1 Holder (or its designee) and distributed by the Servicer for payment in the following order of priority without duplication (and payments shall be made at such times as are set forth in the Servicing Agreement):

(a)               first, to the Senior Noteholders, pro rata, in an amount equal to the accrued and unpaid interest on the Principal Balance of each Senior Note at each applicable Net Note Rate, respectively;

(b)               second, to the Senior Noteholders on a Pro Rata and Pari Passu Basis in an amount equal to their respective Percentage Interests of principal payments received, if any, with respect to such Monthly Payment Date with respect to the Mortgage Loan, until their Principal Balances have been reduced to zero;

(c)               third, to each of the Senior Noteholders on a Pro Rata and Pari Passu Basis up to the amount of any unreimbursed costs and expenses paid by such Senior Noteholder including any Recovered Costs not previously reimbursed to such Noteholder (or paid or advanced by any Servicer on its behalf and not previously paid or reimbursed) with respect to the Mortgage Loan pursuant to this Agreement or the Servicing Agreement;

(d)               fourth, to each of the Senior Noteholders on a Pro Rata and Pari Passu Basis in an amount equal to the product of (i) the Percentage Interest of such Note multiplied by (ii) the Relative Spread of such Note, as applicable, and (iii) any Prepayment Premium to the extent paid by the Mortgage Loan Borrower;

(e)               fifth, if the proceeds of any foreclosure sale or any liquidation of a Mortgage Loan or Mortgaged Property exceed the amounts required to be applied in accordance with the foregoing clauses (a)-(d) and, as a result of a Workout the Principal Balance of any Senior Note has been reduced, such excess amount shall be paid to the Senior Noteholders, pro rata, in an amount up to the reduction, if any, of the Principal Balance for such Note as a result of such Workout, plus interest on such amount at the related Note Rate, as applicable;

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(f)                sixth, to the Note B Holder in an amount equal to the accrued and unpaid interest on the Note B Principal Balance at the Net Note B Rate;

(g)               seventh, to the Note B Holder in an amount equal to the Note B Percentage Interest of principal payments received, if any, with respect to such Monthly Payment Date with respect to the Mortgage Loan, until the Note B Principal Balance has been reduced to zero;

(h)               eighth, to the Note B Holder in an amount equal to the product of (i) the Percentage Interest of such Note multiplied by (ii) the Note B Relative Spread and (iii) any Prepayment Premium to the extent paid by the Mortgage Loan Borrower;

(i)                 ninth, to the extent the Note B Holder has made any payments or advances to cure defaults pursuant to Section 11, to reimburse the Note B Holder for all such cure payments;

(j)                 tenth, if the proceeds of any foreclosure sale or any liquidation of a Mortgage Loan or Mortgaged Property exceed the amounts required to be applied in accordance with the foregoing clauses (a)-(i) and, as a result of a Workout the Principal Balance of the Note B has been reduced, such excess amount shall be paid to the Note B Holder in an amount up to the reduction, if any, of the Note B Principal Balance as a result of such Workout, plus interest on such amount at the related Note B Rate;

(k)               eleventh, to the extent assumption or transfer fees actually paid by the Mortgage Loan Borrower are not required to be otherwise applied under the Servicing Agreement, including, without limitation, to provide reimbursement for interest on any Advances, to pay any Additional Servicing Expenses or to compensate a Servicer (in each case provided that such reimbursements or payments relate to the Mortgage Loan), any such assumption or transfer fees, to the extent actually paid by the Mortgage Loan Borrower, shall be paid to the Senior Noteholders and the Note B Holder, pro rata based on their respective Percentage Interests; and

(l)                 twelfth, if any excess amount is available to be distributed in respect of the Mortgage Loan, and not otherwise applied in accordance with the foregoing clauses (a)-(k), any remaining amount shall be paid pro rata to the Senior Noteholders and the Note B Holder in accordance with their respective initial Percentage Interests.

Section 4.                Payments Following a Sequential Pay Event. Payments of interest and principal shall be made to the Noteholders in accordance with Section 3 of this Agreement; provided, if a Sequential Pay Event, as determined by the applicable Servicer and as set forth in the Servicing Agreement, shall have occurred and be continuing, all amounts tendered by the Mortgage Loan Borrower or otherwise available for payment on or with respect to or in connection with the Mortgage Loan or the Mortgaged Property or amounts realized as proceeds thereof (including without limitation amounts received by the Master Servicer or Special Servicer pursuant to the Servicing Agreement as reimbursements on account of recoveries in respect of Advances), whether received in the form of monthly payments, any proceeds from the sale or distribution of any REO Property, the Balloon Payment, Liquidation Proceeds, proceeds under any guaranty, letter of credit or other collateral or instrument securing the Mortgage Loan or Insurance and Condemnation Proceeds (other than proceeds, awards or settlements to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgage Loan Borrower in accordance

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with the terms of the Mortgage Loan Documents, to the extent permitted by the REMIC Provisions), but excluding (x) all amounts for required reserves or escrows required by the Mortgage Loan Documents to continue to be held as reserves or escrows or received as reimbursements on account of recoveries in respect of Advances then due and payable or reimbursable to any Servicer under Servicing Agreement and (y) all amounts that are then due, payable or reimbursable to any Servicer, Operating Advisor, Certificate Administrator or Trustee with respect to this Mortgage Loan pursuant to the Servicing Agreement with respect to the Mortgage Loan, shall be distributed by the Servicer in the following order of priority without duplication (and payments shall be made at such times as are set forth in the Servicing Agreement):

(a)               first, to the Senior Noteholders, pro rata, in an amount equal to the accrued and unpaid interest on the Principal Balance of each Senior Note at each applicable Net Note Rate, respectively;

(b)               second, to the Senior Noteholders in an amount equal to all amounts allocated as principal on the Mortgage Loan, pro rata, based on their outstanding Principal Balances, until their Principal Balances have been reduced to zero;

(c)               third, to the Senior Noteholders on a Pro Rata and Pari Passu Basis up to the amount of any unreimbursed costs and expenses paid by such Senior Noteholder including any Recovered Costs not previously reimbursed to such Noteholder (or paid or advanced by any Servicer on its behalf and not previously paid or reimbursed) with respect to the Mortgage Loan pursuant to this Agreement or the Servicing Agreement;

(d)               fourth, to each of the Senior Noteholders on a Pro Rata and Pari Passu Basis in an amount equal to the product of (i) the Percentage Interest of such Note multiplied by (ii) the Relative Spread of such Note, as applicable, and (iii) any Prepayment Premium to the extent paid by the Mortgage Loan Borrower;

(e)               fifth, if the proceeds of any foreclosure sale or any liquidation of a Mortgage Loan or Mortgaged Property exceed the amounts required to be applied in accordance with the foregoing clauses (a)-(d) and, as a result of a Workout the Principal Balance of any Senior Note has been reduced, such excess amount shall be paid to the Senior Noteholders, pro rata, in an amount up to the reduction, if any, of the Principal Balance for such Note as a result of such Workout, plus interest on such amount at the related Note Rate, as applicable;

(f)                sixth, to the Note B Holder in an amount equal to the accrued and unpaid interest on the Note B Principal Balance at the Net Note B Rate;

(g)               seventh, to the Note B Holder in an amount equal to all amounts allocated as principal on the Mortgage Loan with respect to such Monthly Payment Date, until the Note B Principal Balance has been reduced to zero;

(h)               eighth, to the Note B Holder in an amount equal to the product of (i) the Percentage Interest of such Note multiplied by (ii) the Note B Relative Spread and (iii) any Prepayment Premium to the extent paid by the Mortgage Loan Borrower;

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(i)                 ninth, to the extent the Note B Holder has made any payments or advances to cure defaults pursuant to Section 11, to reimburse the Note B Holder for all such cure payments;

(j)                 tenth, if the proceeds of any foreclosure sale or any liquidation of a Mortgage Loan or Mortgaged Property exceed the amounts required to be applied in accordance with the foregoing clauses (a)-(i) and, as a result of a Workout the Principal Balance of the Note B has been reduced, such excess amount shall be paid to the Note B Holder in an amount up to the reduction, if any, of the Note B Principal Balance as a result of such Workout, plus interest on such amount at the related Note B Rate;

(k)               eleventh, to the extent assumption or transfer fees actually paid by the Mortgage Loan Borrower are not required to be otherwise applied under the Servicing Agreement, including, without limitation, to provide reimbursement for interest on any Advances, to pay any Additional Servicing Expenses or to compensate a Servicer (in each case provided that such reimbursements or payments relate to the Mortgage Loan), any such assumption or transfer fees, to the extent actually paid by the Mortgage Loan Borrower, shall be paid to the Senior Noteholders and the Note B Holder, pro rata, based on their respective Percentage Interests; and

(l)                 twelfth, if any excess amount is available to be distributed in respect of the Mortgage Loan, and not otherwise applied in accordance with the foregoing clauses (a)-(m), any remaining amount shall be paid pro rata to the Senior Noteholders and the Note B Holder in accordance with their respective Percentage Interests.

Section 5.                Administration of the Mortgage Loan.

(a)               Subject to this Agreement (including, without limitation, Section 5(f) below) and the Servicing Agreement, and consistent with the Servicing Standard, the Lead Securitization Noteholder (or any Servicer acting on behalf of the Lead Securitization Noteholder) shall have the sole and exclusive authority with respect to the administration of, and exercise of rights and remedies with respect to, the Mortgage Loan, including, without limitation, the sole authority to modify or waive any of the terms of the Mortgage Loan Documents or consent to any action or failure to act by the Mortgage Loan Borrower or any other party to the Mortgage Loan Documents, call or waive any Event of Default, accelerate the Mortgage Loan or institute any foreclosure action or other remedy and no other Noteholder shall have any voting, consent or other rights whatsoever with respect to the Lead Securitization Noteholder’s administration of, or exercise of its rights and remedies with respect to, the Mortgage Loan except as set forth in this Agreement and the Servicing Agreement including the rights of the Junior Noteholder in its capacity as the Controlling Noteholder to consent to the Major Decisions set forth in this Agreement. Subject to this Agreement and the Servicing Agreement (including, without limitation, Section 5(f) below), and consistent with the Servicing Standard, the Junior Noteholder agrees that it shall have no right to, and hereby presently and irrevocably assigns and conveys to the Lead Securitization Noteholder (or any Servicer acting on behalf of the Lead Securitization Noteholder) the rights, if any, that the Junior Noteholder has to, (i) call or cause the Lead Securitization Noteholder to call an Event of Default under the Mortgage Loan, or (ii) exercise any remedies with respect to the Mortgage Loan or the Mortgage Loan Borrower, including, without limitation, filing or causing the Lead Securitization Noteholder to file any bankruptcy petition against the Mortgage Loan Borrower. The Lead Securitization Noteholder (or any

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Servicer acting on behalf of the Lead Securitization Noteholder) shall not have any fiduciary duty to any Noteholder in connection with the administration of the Mortgage Loan (but the foregoing shall not relieve the Lead Securitization Noteholder from the obligation to make any disbursement of funds as set forth herein).

Subject to Section 11 and Section 12 hereof, upon the Mortgage Loan becoming a Defaulted Mortgage Loan, each of the Non-Lead Securitization Noteholders hereby acknowledges the right and obligation of the Lead Securitization Noteholder (or the Special Servicer acting on behalf of the Lead Securitization Noteholder) to sell each of the Non-Lead Securitization Notes together with the Lead Securitization Note as notes evidencing one whole loan in accordance with the terms of the Servicing Agreement. In connection with any such sale, the Special Servicer shall be required to sell each of the Non-Lead Securitization Notes together with Note A-1 in the manner set forth in the Servicing Agreement and shall require that all offers be submitted to the Trustee in writing. Whether any cash offer constitutes a fair price for the Senior Notes shall be determined by the Trustee; provided, that no offer from an Interested Person shall constitute a fair price unless (i) it is the highest offer received and (ii) at least two bona fide other offers are received from independent third parties. In determining whether any offer received represents a fair price for the Senior Notes, the Trustee shall be supplied with and shall rely on the most recent Appraisal or updated Appraisal conducted in accordance with the Servicing Agreement within the preceding nine (9) month period or, in the absence of any such Appraisal, on a new Appraisal. The Trustee shall select the Third Party Appraiser conducting any such new Appraisal. In determining whether any such offer constitutes a fair price for the Senior Notes, the Trustee shall instruct the Third Party Appraiser to take into account (in addition to the results of any Appraisal or updated Appraisal that it may have obtained pursuant to the Servicing Agreement), as applicable, among other factors, the period and amount of any delinquency on the affected Senior Notes, the occupancy level and physical condition of the related Mortgaged Property and the state of the local economy. The Trustee may conclusively rely on the opinion of an Independent appraiser or other Independent expert in real estate matters retained by the Trustee at the expense of the Holders in connection with making such determination. Notwithstanding the foregoing, the Lead Securitization Noteholder (or the Special Servicer acting on behalf of the Lead Securitization Noteholder) shall not be permitted to sell the Senior Notes if they become a Defaulted Loan without the written consent of the Non-Controlling Pari Passu Noteholder (provided that such consent is not required if the Non-Controlling Pari Passu Noteholder is the Mortgage Loan Borrower or an affiliate of the Mortgage Loan Borrower) unless the Special Servicer has delivered to the Non-Controlling Pari Passu Noteholder: (a) at least 15 Business Days’ prior written notice of any decision to attempt to sell the Senior Notes; (b) at least 10 days prior to the proposed sale date, a copy of each bid package (together with any material amendments to such bid packages) received by the Special Servicer in connection with any such proposed sale, (c) at least 10 days prior to the proposed sale date, a copy of the most recent Appraisal for the Mortgage Loan, and any documents in the Servicing File reasonably requested by the Non-Controlling Pari Passu Noteholder that are material to the price of the Senior Notes and (d) until the sale is completed, and a reasonable period of time (but no less time than is afforded to the other offerors and the Controlling Class Representative) prior to the proposed sale date, all information and other documents being provided to other offerors and all leases or other documents that are approved by the Special Servicer in connection with the proposed sale; provided, that such Non-Controlling Pari Passu Noteholder may waive any of the delivery or timing requirements set forth in this sentence. Subject to the terms of the Servicing Agreement, each of the Controlling Noteholder,

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the Controlling Class Representative, the Note B Holder, the Non-Controlling Noteholder (or any controlling class representative or directing holder on its behalf under the Non-Lead Securitization Servicing Agreement) shall be permitted to bid at any sale of the Senior Notes unless such Person is the Mortgage Loan Borrower or an agent or Affiliate of the Mortgage Loan Borrower.

The Non-Lead Securitization Noteholder hereby appoints the Lead Securitization Noteholder as its agent, and grants to the Lead Securitization Noteholder an irrevocable power of attorney coupled with an interest, and their proxy, for the purpose of soliciting and accepting offers for and consummating the sale of Non-Lead Securitization Note. The Non-Lead Securitization Noteholder further agrees that, upon the request of the Lead Securitization Noteholder, the Non-Lead Securitization Noteholder shall execute and deliver to or at the direction of Lead Securitization Noteholder such powers of attorney or other instruments as the Lead Securitization Noteholder may reasonably request to better assure and evidence the foregoing appointment and grant, in each case promptly following request, and shall deliver the original Non-Lead Securitization Note endorsed in blank, to or at the direction of the Lead Securitization Noteholder in connection with the consummation of any such sale.

The authority and obligation of the Lead Securitization Noteholder to sell the Non-Lead Securitization Note, and the obligations of the Non-Lead Securitization Noteholder to execute and deliver instruments or deliver the Non-Lead Securitization Note upon request of the Lead Securitization Noteholder, shall terminate and cease to be of any further force or effect upon the date, if any, upon which Lead Securitization Note is repurchased by the Initial Note A-1 Holder from the trust fund established under the Lead Securitization Agreement in connection with a material breach of representation or warranty made by the Initial Note A-1 Holder with respect to Lead Securitization Note or material document defect with respect to the documents delivered by the Initial Note A-1 Holder with respect to the Lead Securitization Note upon the consummation of the Lead Securitization. The preceding sentence shall not be construed to grant to the Non-Lead Securitization Noteholder the benefit of any representation or warranty made by the Initial Note A-1 Holder or any document delivery obligation imposed on the Initial Note A-1 Holder under any mortgage loan purchase and sale agreement, instrument of transfer or other document or instrument that may be executed or delivered by the Initial Note A-1 Holder in connection with the Lead Securitization.

(b)               The administration of the Mortgage Loan shall be governed by this Agreement and the Servicing Agreement. Each Noteholder agrees to be bound by the terms of the Servicing Agreement. The Lead Securitization Noteholder (or the Servicer on its behalf) shall service the Mortgage Loan in accordance with the terms of this Agreement, including without limitation, the rights of the Junior Noteholder set forth in Section 5(f) below and consistent with the Servicing Standard. Servicing of the Mortgage Loan shall be carried out by the Master Servicer and, if the Mortgage Loan is a Specially Serviced Loan, by the Special Servicer, in each case pursuant to the Servicing Agreement and consistent with the Servicing Standard. Notwithstanding anything to the contrary contained herein, in accordance with the Servicing Agreement, the Lead Securitization Noteholder shall cause the Master Servicer and the Special Servicer to service and administer the Mortgage Loan in accordance with the Servicing Standard, taking into account the interests of each of the Noteholders as a collective whole (it being understood that the interests of the Junior Noteholder are subordinate to the Senior Notes, subject to the terms and conditions of this Agreement, including without limitation the rights of the Controlling Noteholder), and the

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Junior Noteholder who is not the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party shall be deemed a third party beneficiary of such provisions of the Servicing Agreement. The foregoing provisions of this Section 5(b) shall not limit or modify the rights of the Controlling Noteholder and/or the Junior Operating Advisor to exercise their respective rights specifically set forth under this Agreement.

(c)               Notwithstanding anything to the contrary contained herein, but subject to the terms and conditions of the Servicing Agreement and this Agreement (including, without limitation, Sections 5(f) and 6), if the Lead Securitization Noteholder in connection with a Workout of the Mortgage Loan modifies the terms thereof such that (i) the unpaid principal balance of the Mortgage Loan is decreased, (ii) the Interest Rate or scheduled amortization payments on such Mortgage Loan are reduced, (iii) payments of interest or principal on such Mortgage Loan are waived, reduced or deferred or (iv) any other adjustment (other than an increase in the Interest Rate or increase in scheduled amortization payments) is made to any of the terms of the Mortgage Loan, all payments to the Senior Noteholders pursuant to Section 3 and Section 4, as applicable, shall be made as though such Workout did not occur, with the payment terms of the Senior Notes remaining the same as they are on the date hereof, the full economic effect of all waivers, reductions or deferrals of amounts due on the Mortgage Loan attributable to such Workout shall be borne by the Note B Holder (up to the amount otherwise due on Note B). Subject to the Servicing Agreement and this Agreement (including without limitation Sections 5(f) and 6), in the case of any modification or amendment described above, the Lead Securitization Noteholder will have the sole authority and ability to revise the payment provisions set forth in Section 3 and Section 4 above in a manner that reflects the subordination of the Junior Note to the Senior Notes with respect to the loss that is the result of such amendment or modification, including: (i) the ability to increase the Percentage Interest of each Senior Note and to reduce the Note B Percentage Interest in a manner that reflects a loss in principal as a result of such amendment or modification and (ii) the ability to change the Note Rate for each Senior Note and the Note B Rate, as applicable, in order to reflect a reduction in the Interest Rate of the Mortgage Loan but shall not be permitted to change the order of the clauses set forth in Sections 3 and 4 hereof. Notwithstanding the foregoing, if any Workout, modification or amendment of the Mortgage Loan extends the original maturity date of the Mortgage Loan, for purposes of this paragraph, the Balloon Payment will be deemed not to be due on the original maturity date of the Mortgage Loan but will be deemed due on the extended maturity date of the Mortgage Loan.

(d)               All rights and obligations of the Lead Securitization Noteholder described hereunder may be exercised by the Servicers on behalf of the Lead Securitization Noteholder in accordance with the Servicing Agreement and this Agreement. The Controlling Noteholder shall be provided access to any website that a Privileged Person (other than a Rating Agency) would be permitted to access in accordance with the procedures set forth in the Servicing Agreement, it being understood and agreed that the Controlling Noteholder is subject to any restrictions on the access to such websites contained in the Servicing Agreement.

(e)               If any Note is included as an asset of a REMIC, any provision of this Agreement to the contrary notwithstanding: (i) the Mortgage Loan shall be administered such that the Notes shall each qualify at all times as (or as interests in) a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, (ii) any real property (and related personal property) acquired by or on behalf of the Noteholders pursuant to a foreclosure, exercise of a power of sale

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or delivery of a deed in lieu of foreclosure of the Mortgage or lien on such property following a default on the Mortgage Loan shall be administered so that the interests of the Noteholders therein shall at all times qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code and (iii) no Servicer may modify, waive or amend any provision of the Mortgage Loan, consent to or withhold consent from any action of the Mortgage Loan Borrower, or exercise or refrain from exercising any powers or rights which the Noteholders may have under the Mortgage Loan Documents, if any such action would constitute a “significant modification” of the Mortgage Loan, within the meaning of Section 1.860G-2(b) of the regulations of the United States Department of the Treasury, more than three months after the earliest startup day of any REMIC which includes the Lead Securitization Note (or any portion thereof). The Noteholders agree that the provisions of this Section 5(e) shall be effected by compliance by the Lead Securitization Noteholder or its assignees with this Agreement or the Servicing Agreement or any other agreement which governs the administration of the Mortgage Loan or the Lead Securitization Noteholder’s interests therein. All costs and expenses of compliance with this Section 5(e), to the extent that such costs and expenses relate to administration of a REMIC or to any determination respecting the amount, payment or avoidance of any tax under the REMIC Provisions or the actual payment of any REMIC tax or expense, shall be borne by the Senior Noteholders and, if included in the Lead Securitization, the Note B Holder, on a pro rata and pari passu basis.

(f)                Anything herein or in the Servicing Agreement to the contrary notwithstanding, in the event that one of the Senior Notes or Note B is included in a REMIC and the other is not, such other Noteholder shall not be required to reimburse such Noteholder that deposited its respective Note in the REMIC or any other Person for payment of (i) any taxes imposed on such REMIC, (ii) any costs or expenses relating to the administration of such REMIC or to any determination respecting the amount, payment or avoidance of any tax under such REMIC or (iii) any advances for any of the foregoing or any interest thereon or for deficits in other items of disbursement or income resulting from the use of funds for payment of any such taxes, costs or expenses or advances, nor shall any disbursement or payment otherwise distributable to the other Noteholders be reduced to offset or make-up any such payment or deficit.

(i)       Subject to clauses (ii) and (iii) below, prior to the Servicer taking any consent, modification, amendment or waiver under or other action in respect of a Mortgage (whether or not a Servicing Transfer Event has occurred and is continuing) that would constitute a Major Decision, the Servicer shall provide the Controlling Noteholder (or its Junior Operating Advisor) with at least ten (10) Business Days (or, in the case of a determination of an Acceptable Insurance Default, 20 days) prior notice requesting consent to the requested Major Decision. The Servicer shall not take any action with respect to such Major Decision (or making a determination not to take action with respect to such Major Decision), unless and until the Special Servicer shall receive the written consent of the Controlling Noteholder (or its Junior Operating Advisor) before implementing a decision with respect to such Major Decision.

(ii)       If the Lead Securitization Noteholder (or the Special Servicer acting on its behalf) has not received a response from the Controlling Noteholder (or its Junior Operating Advisor) with respect to such Major Decision within five (5) Business Days after delivery of the notice of a Major Decision, the Lead Securitization Noteholder (or the Special Servicer acting on its behalf) shall deliver an additional copy of the notice of a Major Decision in all caps bold 14-point font: “THIS IS A SECOND NOTICE. FAILURE TO RESPOND WITHIN FIVE (5)

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BUSINESS DAYS OF THIS SECOND NOTICE WILL RESULT IN A LOSS OF YOUR RIGHT TO CONSENT WITH RESPECT TO THIS DECISION.” and if the Controlling Noteholder (or its Junior Operating Advisor) fails to respond to the Lead Securitization Noteholder (or the Special Servicer acting on its behalf) with respect to any such proposed action within five (5) Business Days after receipt of such second notice, the Controlling Noteholder (or its Junior Operating Advisor), as applicable, shall have no further consent rights with respect to the specific action set forth in such notice. Notwithstanding the foregoing, if the Servicer determines that action is necessary to protect the Mortgaged Property or the interests of the holders of certificates from potential harm if such action is not taken or if a failure to take any such action at such time would be inconsistent with the Servicing Standard, the Servicer may take actions with respect to such Mortgaged Property before obtaining the consent of the Controlling Noteholder (or its Controlling Noteholder Representative) if the Servicer reasonably determines in accordance with the Servicing Standard that failure to take such actions prior to such consent would materially and adversely affect the interest of the Noteholders as a collective whole, and the Servicer has made a reasonable effort to contact the Controlling Noteholder. The foregoing shall not relieve the Lead Securitization Noteholder (or a Servicer acting on its behalf) of its duties to comply with the Servicing Standard.

(iii)       Notwithstanding the foregoing, the Lead Securitization Noteholder (or any Servicer acting on its behalf) shall not follow any advice or consultation provided by the Controlling Noteholder (or its Junior Operating Advisor) that would require or cause the Lead Securitization Noteholder (or any Servicer acting on its behalf) to violate any applicable law, including the REMIC Provisions, be inconsistent with the Servicing Standard, require or cause the Lead Securitization Noteholder (or any Servicer acting on its behalf) to violate provisions of this Agreement or the Servicing Agreement, require or cause the Lead Securitization Noteholder (or any Servicer acting on its behalf) to violate the terms of the Mortgage Loan, or materially expand the scope of any Lead Securitization Noteholder’s (or any Servicer acting on its behalf) responsibilities under this Agreement or the Servicing Agreement.

The Special Servicer shall be required to provide copies to each Non-Controlling Noteholder of any notice, information and report that is required to be provided to the Controlling Noteholder pursuant to the Servicing Agreement with respect to any Major Decisions, or the implementation of any recommended actions outlined in an Asset Status Report, within the same time frame such notice, information and report is required to be provided to the Controlling Noteholder (for this purpose, without regard to whether such items are actually required to be provided to the Controlling Noteholder under the Servicing Agreement due to the occurrence of a Control Termination Event or a Consultation Termination Event (as each such term is defined in the Servicing Agreement)), and (ii) the Special Servicer will be required to consult with each Non-Controlling Noteholder on a strictly non-binding basis, to the extent having received such notices, information and reports, each Non-Controlling Noteholder requests consultation with respect to any such Major Decisions or the implementation of any recommended actions outlined in an Asset Status Report, and consider alternative actions recommended by each Non-Controlling Noteholder; provided that after the expiration of a period of ten (10) Business Days from the delivery to each Non-Controlling Noteholder by the Special Servicer of written notice of a proposed action, together with copies of the notice, information and reports, the Special Servicer shall no longer be obligated to consult with such Non-Controlling Noteholders, whether or not such Non-Controlling Noteholders have responded within such ten (10) Business Day period.

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(g)               The Controlling Noteholder shall be entitled to avoid its applicable Control Appraisal Period caused by application of an Appraisal Reduction Amount upon satisfaction of the following (which must be completed within thirty (30) days of the receipt of a third party Appraisal that indicates such Control Appraisal Period has occurred): (i) such Controlling Noteholder shall have delivered as a supplement to the appraised value of the Mortgaged Property, in the amount specified in clause (ii) below, to the Servicer, together with documentation acceptable to the Servicer in accordance with the Servicing Standard to create and perfect a first priority security interest in favor of the Senior Noteholders in such collateral (a) cash collateral held by, and acceptable to, the Servicer or (b) an unconditional and irrevocable standby letter of credit with the Servicers on behalf of the Senior Noteholders as the beneficiary, issued by a bank or other financial institutions the long term unsecured debt obligations of which are rated at least “AA” by S&P, “A” by Fitch and “Aa2” by Moody’s or the short term obligations of which are rated at least “A-1+” by S&P, “F-1” by Fitch and “P-1” by Moody’s (either (a) or (b), the “Threshold Event Collateral”), and (ii) the Threshold Event Collateral shall be in an amount which, when added to the appraised value of the Mortgaged Property as determined pursuant to the Servicing Agreement, would cause the applicable Control Appraisal Period not to occur. If the requirements of this paragraph are satisfied by the Controlling Noteholder (a “Threshold Event Cure”), no Control Appraisal Period caused by application of an Appraisal Reduction Amount shall be deemed to have occurred. If a letter of credit is furnished as Threshold Event Collateral, the applicable Controlling Noteholder shall be required to renew such letter of credit not later than thirty (30) days prior to expiration thereof or to replace such letter of credit with a substitute letter of credit or other Threshold Event Collateral with an expiration date that is greater than forty-five (45) days from the date of substitution; provided, however, that, if a letter of credit is not renewed prior to thirty (30) days prior to the expiration date of such letter of credit, the letter of credit shall provide that the Servicer may (and at the direction of the applicable Controlling Noteholder, shall) draw upon such letter of credit and hold the proceeds thereof as Threshold Event Collateral. If a letter of credit is furnished as Threshold Event Collateral, the applicable Controlling Noteholder shall be required to replace such letter of credit with other Threshold Event Collateral within 30 days if the credit ratings of the issuing entity are downgraded below the required ratings; provided, however, that, if such Threshold Event Collateral is not so replaced, the Servicer shall draw upon such letter of credit and hold the proceeds thereof as Threshold Event Collateral. The Threshold Event Cure shall continue until (i) the appraised value of the Mortgaged Property plus the value of the Threshold Event Collateral would not be sufficient to prevent a Control Appraisal Period from occurring; or (ii) the occurrence of a Final Recovery Determination. If the appraised value of the Mortgaged Property, upon any redetermination thereof, is sufficient to avoid the occurrence of a Control Appraisal Period without taking into consideration any, or some portion of, Threshold Event Collateral previously delivered by the Controlling Noteholder, any or such portion of Threshold Event Collateral held by the Servicer shall promptly be returned to such Controlling Noteholder (at its sole expense). Upon a Final Recovery Determination with respect to the Mortgage Loan, such Threshold Event Collateral shall be available to reimburse each Noteholder for any realized loss pursuant to Section 3 or 4, as applicable, with respect to the Mortgage Loan after application of the net proceeds of liquidation, not in excess of the Principal Balance of the Senior Notes and the Principal Balance of the Junior Note, as the case may be, plus accrued and unpaid interest thereon at the applicable interest rate and all other Additional Servicing Expenses reimbursable under this Agreement and under the Servicing Agreement. Any Threshold Event Collateral shall be treated as an “outside reserve fund” for purposes of the REMIC Provisions and

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such property (and the right to reimbursement of any amounts with respect thereto from a REMIC) shall be beneficially owned by the posting Noteholder who shall be taxed on all income with respect thereto. The entire amount of Threshold Event Collateral, without a haircut or other reduction, shall be considered in determining the sufficiency of such Threshold Event Collateral to avoid a Control Appraisal Period.

(h)               The Master Servicer or Special Servicer shall obtain appraisals that meet the requirements of, and at the times required pursuant to, the terms of the Servicing Agreement.

Section 6.                Appointment of Junior Operating Advisor.

(a)   Prior to a Control Appraisal Period, the Note B Holder shall have the right at any time to appoint a Junior Operating Advisor to exercise its rights hereunder (the “Junior Operating Advisor”). The Note B Holder shall have the right in its sole discretion at any time and from time to time to remove and replace the Junior Operating Advisor. When exercising its various rights under Section 5 and elsewhere in this Agreement, the Note B Holder may, at its option, in each case, act through the Junior Operating Advisor. The Junior Operating Advisor may be any Person (other than the Mortgage Loan Borrower, its principal or any Affiliate of the Mortgage Loan Borrower), including, without limitation, the Note B Holder, any officer or employee of the Note B Holder, any Affiliate of the Note B Holder or any other unrelated third party. No such Junior Operating Advisor shall owe any fiduciary duty or other duty to any other Person (other than the Note B Holder). All actions that are permitted to be taken by the Note B Holder under this Agreement may be taken by the Junior Operating Advisor acting on behalf of the Note B Holder and the Lead Securitization Noteholder (and any Servicer) will accept such actions of the Junior Operating Advisor as actions of the Note B Holder. Lead Securitization Noteholder (or any Servicer on its behalf) shall not be required to recognize any Person as an Junior Operating Advisor until the Note B Holder has notified the Lead Securitization Noteholder (and any Servicer) of such appointment and, if the Junior Operating Advisor is not the same Person as the Note B Holder, the Junior Operating Advisor provides the Lead Securitization Noteholder (and any Servicer) with written confirmation of its acceptance of such appointment, an address, any fax number and any email address for the delivery of notices and other correspondence and a list of officers or employees of such person with whom the parties to this Agreement may deal (including their names, titles, work addresses, telephone numbers, any fax numbers and any email addresses). Lead Securitization Noteholder shall promptly deliver such information to any Servicer.

(b)               Neither the Junior Operating Advisor nor the Note B Holder will have any liability to the other Noteholders or any other Person for any action taken, or for refraining from the taking of any action pursuant to this Agreement or the Servicing Agreement, or for errors in judgment, absent any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence. The Noteholders agree that the Junior Operating Advisor and the Note B Holder (whether acting in place of the Junior Operating Advisor when no Junior Operating Advisor shall have been appointed hereunder or otherwise exercising any right, power or privilege granted to such Note B Holder hereunder) may take or refrain from taking actions that favor the interests of one Noteholder over any other Noteholder, and that the Junior Operating Advisor may have special relationships and interests that conflict with the interests of a Noteholder and, absent willful misfeasance, bad faith or gross negligence on the part of the Junior Operating Advisor or such Note B Holder, as the case may be, agree to take no action against the Junior Operating

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Advisor, such Note B Holder or any of their respective officers, directors, employees, principals or agents as a result of such special relationships or interests, and that neither the Junior Operating Advisor nor such Note B Holder will be deemed to have been grossly negligent or reckless, or to have acted in bad faith or engaged in willful misfeasance or to have recklessly disregarded any exercise of its rights by reason of its having acted or refrained from acting solely in the interests of any Noteholder.

(c)               [Reserved]

(d)               If the Lead Securitization Noteholder is the Controlling Noteholder, the Junior Noteholder acknowledges and agrees all of the aforementioned rights and obligations of the Controlling Noteholder and the Junior Operating Advisor set forth in Section 5(f) and 5(h) and this Section 6 shall be exercisable by the Lead Securitization Noteholder (or the applicable Person specified in the Servicing Agreement) to the extent set forth in the Servicing Agreement.

Section 7.                Special Servicer. The Controlling Noteholder (or its Junior Operating Advisor), at its expense (including, without limitation, the reasonable costs and expenses of counsel to any third parties and costs and expenses of the terminated Special Servicer), shall have the right, at any time from time to time, to appoint a replacement Special Servicer with respect to the Mortgage Loan. The Controlling Noteholder (or its Junior Operating Advisor) shall be entitled to terminate the rights and obligations of the Special Servicer under the Servicing Agreement, with or without cause, upon at least ten (10) Business Days’ prior written notice to the Special Servicer (provided, however, that the Controlling Noteholder, Junior Operating Advisor and/or Note B Holder shall not be liable for any termination or similar fee in connection with the removal of the Special Servicer in accordance with this Section 7); such termination shall not be effective unless and until (A) each Rating Agency delivers a Rating Agency Confirmation (to the extent any portion of the Mortgage Loan has been securitized); (B) the initial or successor Special Servicer has assumed in writing (from and after the date such successor Special Servicer becomes the Special Servicer) all of the responsibilities, duties and liabilities of the Special Servicer under the Servicing Agreement from and after the date it becomes the Special Servicer as they relate to the Mortgage Loan pursuant to an assumption agreement reasonably satisfactory to the Trustee; and (C) the Trustee shall have received an opinion of counsel reasonably satisfactory to the Trustee to the effect that (x) the designation of such replacement to serve as Special Servicer is in compliance with the Servicing Agreement, (y) such replacement will be bound by the terms of the Servicing Agreement with respect to such Mortgage Loan and (z) subject to customary qualifications and exceptions, the applicable Servicing Agreement will be enforceable against such replacement in accordance with its terms. The Lead Securitization Noteholder shall promptly provide copies to any terminated Special Servicer of the documents referred to in the preceding sentence. The Lead Securitization Noteholder will reasonably cooperate with the Controlling Noteholder in order to satisfy the foregoing conditions, including the Rating Agency Confirmation.

Section 8.                Payment Procedure.

(a)               The Lead Securitization Noteholder (or the Servicer on its behalf), in accordance with the priorities set forth in Section 3 or 4, as applicable, and subject to the terms of the Servicing Agreement, will deposit or cause to be deposited all payments allocable to the Notes to the Collection Account or Whole Loan Custodial Account for the Notes established pursuant to

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the Servicing Agreement. The Lead Securitization Noteholder (or the Servicer on its behalf) shall establish a segregated sub-account for amounts due to the each Noteholder. The Lead Securitization Noteholder (or the Servicer acting on its behalf) shall deposit such amounts to the applicable account within two (2) Business Days following the Lead Securitization Noteholder’s (or the Servicer’s acting on its behalf) receipt of properly identified and available funds from or on behalf of the Mortgage Loan Borrower.

(b)               If the Lead Securitization Noteholder (or the Servicer on its behalf) determines, or a court of competent jurisdiction orders, at any time that any amount received or collected in respect of a Note must, pursuant to any insolvency, bankruptcy, fraudulent conveyance, preference or similar law, be returned to the Mortgage Loan Borrower or paid to such Noteholder or any Servicer or paid to any other Person, then, notwithstanding any other provision of this Agreement, a Lead Securitization Noteholder (or the Servicer on its behalf) shall not be required to distribute any portion thereof to such Noteholder and such Noteholder will promptly on demand by the Lead Securitization Noteholder (or the Servicer on its behalf) repay to the Lead Securitization Noteholder (or the Servicer on its behalf) any portion thereof that the Lead Securitization Noteholder (or the Servicer on its behalf) shall have theretofore distributed to such Noteholder, together with interest thereon at such rate, if any, as the Lead Securitization Noteholder shall have been required to pay to any Mortgage Loan Borrower, the Master Servicer, Special Servicer, any other Noteholder or such other Person with respect thereto.

(c)               If, for any reason, the Lead Securitization Noteholder (or the Servicer on its behalf) makes any payment to the Note B Holder before the Lead Securitization Holder (or the Servicer on its behalf) has received the corresponding payment (it being understood that the Lead Securitization Noteholder (or the Servicer on its behalf) is under no obligation to do so), and the Lead Securitization Noteholder (or the Servicer on its behalf) does not receive the corresponding payment within three (3) Business Days of its payment to a Note B Holder, such Note B Holder will, at the Lead Securitization Holder’s (or the Servicer’s on its behalf) request, promptly return that payment to the Lead Securitization Noteholder (or the Servicer on its behalf).

(d)               Each Noteholder agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Mortgage Loan in excess of its distributable share thereof, it will promptly remit such excess to the Lead Securitization Holder (or the Servicer on its behalf) subject to this Agreement and the Servicing Agreement and to be distributed pursuant to the terms of this Agreement. The Lead Securitization Noteholder (or the Servicer on its behalf) shall have the right to offset any amounts due hereunder from the Note B Holder with respect to the Mortgage Loan against any future payments due to the Note B Holder under the Mortgage Loan, provided, that each Noteholder’s obligations under this Section 8 are separate and distinct obligations from one another and in no event shall the Lead Securitization Noteholder (or the Servicer on its behalf) enforce the obligations of one Noteholder against another Noteholder. Each Noteholder’s obligations under this Section 8 constitute absolute, unconditional and continuing obligations.

Section 9.                Limitation on Liability of the Noteholders. No Noteholder (including any Servicer on a Noteholder’s behalf) shall have any liability to any other Noteholder except with respect to losses actually suffered due to the gross negligence, willful misconduct or breach of this Agreement on the part of such Noteholder.

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The Junior Noteholder acknowledges that, subject to the terms and conditions hereof and the obligation of the Lead Securitization Noteholder (including any Servicer) to comply with, and except as otherwise required by, the Servicing Standard, the Lead Securitization Noteholder (including any Servicer) may exercise, or omit to exercise, any rights that the Lead Securitization Noteholder may have under this Agreement and the Servicing Agreement in a manner that may be adverse to the interests of the Junior Noteholder and that the Lead Securitization Noteholder (including any Servicer) shall have no liability whatsoever to the Note B Holder in connection with the Lead Securitization Noteholder’s exercise of rights or any omission by the Lead Securitization Noteholder to exercise such rights other than as described above; provided, however, that such Servicer must act in accordance with the Servicing Standard.

The Junior Noteholder acknowledges that, subject to the terms and conditions hereof and the obligation of each of the holder of a Non-Lead Securitization Note (including any Non-Lead Servicer) to comply with, and except as otherwise required by, the Servicing Standard (as if such standard was applicable to the holder of a Non-Lead Securitization Note as a “servicer” thereunder), the holder of a Non-Lead Securitization Note (including any Non-Lead Servicer) may exercise, or omit to exercise, any rights that the holder of a Non-Lead Securitization Note may have under this Agreement and the Servicing Agreement in a manner that may be adverse to the interests of the Junior Noteholder and that the holder of a Non-Lead Securitization Note (including any Non-Lead Servicer) shall have no liability whatsoever to the Junior Noteholder in connection with the holder of a Non-Lead Securitization Note’s exercise of rights or any omission by the holder of a Non-Lead Securitization Note to exercise such rights other than as described above; provided, however, that the Non-Lead Servicer must act in accordance with the servicing standard under the Non-Lead Securitization Servicing Agreement.

Each Noteholder acknowledges that, subject to the terms and conditions hereof, any other Noteholder may exercise, or omit to exercise, any rights that such Noteholder may have under this Agreement and the Servicing Agreement in a manner that may be adverse to the interests of the other Noteholders and that such Noteholder shall have no liability whatsoever to any other Noteholder in connection with the such Noteholder’s exercise of rights or any omission by such Noteholder to exercise such rights; provided, however, that such Noteholder shall not be protected against any liability to any other Noteholder that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence.

Section 10.            Bankruptcy. Subject to the provisions of Section 5(f) hereof and the Servicing Standard, each Noteholder hereby covenants and agrees that only the Lead Securitization Noteholder (or the Servicer on its behalf) has the right to institute, file, commence, acquiesce, petition under Bankruptcy Code Section 303 or otherwise or join any Person in any such petition or otherwise invoke or cause any other Person to invoke an Insolvency Proceeding with respect to or against the Mortgage Loan Borrower or seek to appoint a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official with respect to the Mortgage Loan Borrower or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of the Mortgage Loan Borrower. Subject to the provisions of Section 5(f) hereof and the Servicing Standard, each Noteholder further agrees that only the Lead Securitization Noteholder, as a creditor, can make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any case by or against the Mortgage Loan Borrower under the Bankruptcy Code or in any other Insolvency Proceeding. The

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Noteholders hereby appoint the Lead Securitization Noteholder as their agent, and grant to the Lead Securitization Noteholder an irrevocable power of attorney coupled with an interest, and their proxy, for the purpose of exercising any and all rights and taking any and all actions available to each of the holder of a Non-Lead Securitization Note or the Note B Holder in connection with any case by or against the Mortgage Loan Borrower under the Bankruptcy Code or in any other Insolvency Proceeding, including, without limitation, the right to file and/or prosecute any claim, vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code with respect to the Mortgage Loan, and to file a motion to modify, lift or terminate the automatic stay with respect to the Mortgage Loan. The Noteholders, hereby agree that, upon the request of the Lead Securitization Noteholder but subject to the provisions of Section 5(f), such Noteholder shall execute, acknowledge and deliver to the Lead Securitization Noteholder all and every such further deeds, conveyances and instruments as the Lead Securitization Noteholder may reasonably request for the better assuring and evidencing of the foregoing appointment and grant. All actions taken by any Servicer in connection with any Insolvency Proceeding are subject to and must be in accordance with the Servicing Standard.

Section 11.            Cure Rights of Note B Holder.

Notwithstanding anything to the contrary in this Agreement, for so long as Note B is included in a Securitization, the provisions of this Section 11 shall not apply.

(a)               Subject to Section 11(b) below, and prior to a Control Appraisal Period, in the event that the Mortgage Loan Borrower fails to make any payment of principal or interest on the Mortgage Loan by the end of the applicable grace period (the “Grace Period”) for such payment permitted under the applicable Mortgage Loan Documents (a “Monetary Default”), the Lead Securitization Noteholder shall provide written notice to the Note B Holder and the Junior Operating Advisor of such default (the “Monetary Default Notice”). The Note B Holder shall have the right, but not the obligation, to cure such Monetary Default within seven (7) Business Days after receiving the Monetary Default Notice (the “Cure Period”) and at no other times. The Monetary Default Notice shall contain a statement in boldface font that the Note B Holder’s or the Junior Operating Advisor’s failure to cure such Monetary Default within seven (7) Business Days after receiving such notice will result in the termination of the right to cure such Monetary Default. At the time a payment is made to cure a Monetary Default, the Note B Holder shall pay or reimburse the Lead Securitization Noteholder for all unreimbursed Advances (whether or not recoverable with respect to any Senior Note and Note B, including principal and interest advances made with respect to a Non-Lead Securitization Note under a Non-Lead Securitization Servicing Agreement), Advance Interest Amounts, any unpaid fees to any Servicer and any Additional Servicing Expenses. The Note B Holder shall not be required, in order to effect a cure hereunder, to pay any default interest or late charges under the Mortgage Loan Documents. So long as a Monetary Default exists for which a cure payment permitted hereunder is made, such Monetary Default shall not be treated as an Event of Default by the Lead Securitization Noteholder (including for purposes of (i) the definition of “Sequential Pay Event,” (ii) accelerating the Mortgage Loan, modifying, amending or waiving any provisions of the Mortgage Loan Documents or commencing proceedings for foreclosure or the taking of title by deed-in-lieu of foreclosure or other similar legal proceedings with respect to the Mortgaged Property; or (iii) treating the Mortgage Loan as a Specially Serviced Loan); provided that such limitation shall not prevent the Lead Securitization Noteholder from collecting Default Interest or late charges from the Mortgage Loan Borrower.

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Any amounts advanced by a Noteholder on behalf of the Mortgage Loan Borrower to effect any cure shall be reimbursable to such Noteholder under Section 3 or Section 4, as applicable.

(b)   Notwithstanding anything to the contrary contained in Section 11(a), the Note B Holder’s right to cure a Monetary Default or Non-Monetary Default shall be limited to six (6) Cure Events over the life of the Mortgage Loan, and no single Cure Event may exceed four (4) consecutive months. As used herein, “Cure Event” means a Note B Holder’s exercise of cure rights, whether for one (1) month or for consecutive months in the aggregate (and, in such case, such cure for such consecutive months shall constitute one (1) Cure Event). Additional Cure Periods shall only be permitted with the consent of the Lead Securitization Noteholder.

(c)   No action taken by the Note B Holder in accordance with this Agreement shall excuse performance by the Mortgage Loan Borrower of its obligations under the Mortgage Loan Documents and the Senior Noteholders’ rights under the Mortgage Loan Documents shall not be waived or prejudiced by virtue of the Note B Holder’s actions under this Agreement. Subject to the terms of this Agreement, the Note B Holder shall be subrogated to the Senior Noteholders’ rights to any payment owing to the Senior Noteholders for which the Note B Holder makes a cure payment as permitted under this Section 11 but such subrogation rights may not be exercised against the Mortgage Loan Borrower until 91 days after the Note is paid in full.

(d)   Prior to a Control Appraisal Period, if an Event of Default (other than a Monetary Default) occurs and is continuing under the Mortgage Loan Documents (a “Non-Monetary Default”), the Lead Securitization Noteholder shall provide notice of such Non-Monetary Default to the Note B Holder and the Junior Operating Advisor of such Non-Monetary Default (the “Non-Monetary Default Notice”) and the Note B Holder shall have the right, but not the obligation, to cure such Non-Monetary Default until the later of (a) the same period of time as the Mortgage Loan Borrower under the Mortgage Loan Documents, without regard for the date of receipt by the Note B Holder of the Non-Monetary Default Notice, and (b) the date which is ten (10) business days from the date of receipt by the Note B Holder of the Non-Monetary Default Notice related to such Non-Monetary Default; provided, however, if such Non-Monetary Default is susceptible of cure but cannot reasonably be cured within such period and if curative action was promptly commenced and is being diligently pursued by the Note B Holder, the Note B Holder shall be given an additional period of time as is reasonably necessary to enable the Note B Holder in the exercise of due diligence to cure such Non-Monetary Default for so long as (i) the Note B Holder diligently and expeditiously proceeds to cure such Non-Monetary Default, (ii) the Note B Holder makes all cure payments that it is permitted to make in accordance with the terms and provisions of Section 11(a) hereof, (iii) such additional period of time does not exceed ninety (90) days, (iv) such Non-Monetary Default is not caused by an Insolvency Proceeding or during such period of time that the Note B Holder has to cure a Non-Monetary Default in accordance with this Section 11(d) (the “Non-Monetary Default Cure Period”), an Insolvency Proceeding does not occur and (v) during such Non-Monetary Default Cure Period, there is no material adverse effect on the value, use or operation of the Mortgaged Property or the value of the Mortgage Loan which cannot be cured by the Note B Holder within five (5) days of such notice of such material adverse effect. The Non-Monetary Default Notice shall contain a statement in boldface font that the Note B Holder’s or the Junior Operating Advisor’s failure to cure such Non-Monetary Default within the applicable Non-Monetary Default Cure Period after receiving such notice will result in the termination of the right to cure such Non-Monetary Default. The Note B Holder shall not contact

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the Mortgage Loan Borrower in order to effect any cures under Sections 11(a) or this 11(d) without the prior written consent of the Lead Securitization Noteholder.

Section 12.            Purchase of the Senior Notes By Note B Holder.

Notwithstanding anything to the contrary in this Agreement, for so long as Note B is included in a Securitization, the provisions of this Section 12 shall not apply.

The Note B Holder shall have the right, by written notice to the Senior Noteholders (a “Noteholder Purchase Notice”), delivered at any time an Event of Default under the Mortgage Loan has occurred and is continuing, to purchase, in immediately available funds, the Senior Notes in whole but not in part at the applicable Defaulted Mortgage Loan Purchase Price. Upon the delivery of the Noteholder Purchase Notice to the Senior Noteholders, the Senior Noteholders shall sell (and the Note B Holder shall purchase) the Senior Notes (including, without limitation, any Notes therein) at the applicable Defaulted Mortgage Loan Purchase Price, on a date (the “Defaulted Note Purchase Date”) not more than sixty (60) days after the date of the Noteholder Purchase Notice, as shall be mutually established by the Note A-1 Holder and the Note B Holder. The Noteholder Purchase Notice shall contain a statement in boldface font that the Note B Holder’s failure to purchase the Senior Notes on a Defaulted Note Purchase Date (other than as a result of any failure to consummate such purchase on the part of the selling Noteholder) will result in the termination of such right in respect of the Event of Default that caused such purchase right to be exercisable and not in respect of any other Event of Default. The Note B Holder agrees that the sale of the Senior Notes shall comply with all requirements of the Servicing Agreement and that all actual costs and expenses related thereto shall be paid by the Note B Holder. The Defaulted Mortgage Loan Purchase Price shall be calculated by the Lead Securitization Noteholder (or the Servicer on its behalf) three (3) Business Days prior to the Defaulted Note Purchase Date (and such calculation shall be accompanied by a listing of all amounts included in the Defaulted Mortgage Loan Purchase Price and reasonably detailed back-up documentation explaining how such price was determined), and shall, absent manifest error, be binding upon the Note B Holder. Concurrently with the payment to the Senior Noteholders in immediately available funds of its respective portion of the applicable Defaulted Mortgage Loan Purchase Price, each Senior Noteholder will execute at the sole cost and expense of the Note B Holder in favor of the Note B Holder assignment documentation which will assign the Senior Notes, as applicable, and the Mortgage Loan Documents without recourse, representations or warranties (except each Senior Noteholder will represent and warrant that it had good and marketable title to, was the sole owner and holder of, and had power and authority to deliver the Mortgage Loan or Note, as applicable, free and clear of all liens and encumbrances (other than the interest created by Note B)). The right of the Note B Holder to purchase the Senior Notes shall automatically terminate upon a foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure with respect to the Mortgaged Property (and the Lead Securitization Noteholder shall give the Note B Holder ten (10) Business Days’ prior written notice of its intent with respect to such action with respect to any such foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure with respect to the Mortgaged Property (a “Notice of Foreclosure/DIL”)). If the Servicer intends to accept a deed in lieu of foreclosure, it will be required to deliver a Notice of Foreclosure/DIL (stating that it intends to accept a deed in lieu of foreclosure) to the Note B Holder and the Note B Holder shall have the option, within ten (10) Business Days from the date it receives such Notice of Foreclosure/DIL, to deliver written notice to the Special Servicer of its intent to purchase the

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Senior Notes and to consummate the purchase option on a date to occur no later than thirty (30) days from the day it received the Notice of Foreclosure/DIL.

Section 13.            Representations of Junior Noteholder. The Junior Noteholder, for itself only, represents, and it is specifically understood and agreed, that it is acquiring the Junior Note for its own account in the ordinary course of its business and each other Noteholder shall otherwise have no liability or responsibility to the Junior Noteholder except as expressly provided herein or for actions that are taken or omitted to be taken by such other Noteholder that constitute gross negligence or willful misconduct or that constitute a breach of this Agreement. The Junior Noteholder represents and warrants that the execution, delivery and performance of this Agreement is within its corporate powers, has been duly authorized by all necessary corporate action, and does not contravene its charter or any law or contractual restriction binding upon the Junior Noteholder, and that this Agreement is the legal, valid and binding obligation of the Junior Noteholder enforceable against the Junior Noteholder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law. The Junior Noteholder represents and warrants that it is duly organized, validly existing, in good standing and possesses of all licenses and authorizations necessary to carry on its business. The Junior Noteholder represents and warrants that (a) this Agreement has been duly executed and delivered by the Junior Noteholder, (b) to the Junior Noteholder’s actual knowledge, all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Junior Noteholder have been obtained or made and (c) to the Junior Noteholder’s actual knowledge, there is no pending action, suit or proceeding, arbitration or governmental investigation against the Junior Noteholder, an adverse outcome of which would materially and adversely affect its performance under this Agreement.

The Junior Noteholder acknowledges that no other Noteholder owes the Junior Noteholder any fiduciary duty with respect to any action taken under the Mortgage Loan Documents and, except as provided herein, need not consult with the Junior Noteholder with respect to any action taken by any other Noteholder in connection with the Mortgage Loan.

The Junior Noteholder expressly and irrevocably waives for itself and any Person claiming through or under the Junior Noteholder any and all rights that it may have under Section 1315 of the New York Real Property Actions and Proceedings Law or the provisions of any similar law which purports to give the junior loan Noteholder the right to initiate any loan enforcement or foreclosure proceedings.

Section 14.            Representations of the Senior Noteholders. Each of the Senior Noteholders represents and warrants as to itself only that:

(a)               the execution, delivery and performance of this Agreement is within its respective corporate powers, has been duly authorized by all necessary corporate action, and does not contravene such Noteholder’s charter or any law or contractual restriction binding upon such

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Noteholder, and that this Agreement is the legal, valid and binding obligation of such Noteholder enforceable against it in accordance with its terms;

(b)               it is duly organized, validly existing, in good standing and possession of all licenses and authorizations necessary to carry on its respective business;

(c)               this Agreement has been duly executed and delivered by it;

(d)               its actual knowledge, all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by it have been obtained or made; and

(e)               to its actual knowledge, there is no pending action, suit or proceeding, arbitration or governmental investigation against it, an adverse outcome of which would materially and adversely affect its performance under this Agreement.

Each Noteholder acknowledges that no other Noteholder owes such Noteholder any fiduciary duty with respect to any action taken under the Mortgage Loan Documents and, except as provided herein or in the Servicing Agreement, need not consult with such Noteholder with respect to any action taken by such Noteholder in connection with the Mortgage Loan.

Section 15.            Independent Analysis of the Junior Noteholder. The Junior Noteholder acknowledges that it has, independently and without reliance upon any other Noteholder, except with respect to the representations and warranties provided by such Initial Noteholder herein, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to purchase the Junior Note and the Junior Noteholder accepts responsibility therefor. The Junior Noteholder hereby acknowledges that, other than the representations and warranties provided herein, no other Noteholder has made any representations or warranties with respect to the Mortgage Loan, subject to such representations and warranties as provided by such other Noteholder, and that no other Noteholder shall have any responsibility for (i) the collectibility of the Mortgage Loan, (ii) the validity, enforceability or legal effect of any of the Mortgage Loan Documents or the title insurance policy or policies or any survey furnished or to be furnished to such other Noteholder in connection with the origination of the Mortgage Loan, (iii) the validity, sufficiency or effectiveness of the lien created or to be created by the Mortgage Loan Documents, or (iv) the financial condition of the Mortgage Loan Borrower. The Junior Noteholder assumes all risk of loss in connection with respect to the Junior Note except as specifically set forth herein.

Section 16.            No Creation of a Partnership or Exclusive Purchase Right. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the relationship created hereby among any of the Noteholders as a partnership, association, joint venture or other entity. No Noteholder shall have any obligation whatsoever to offer to any other Noteholder the opportunity to purchase a Note interest in any future loans originated by such Noteholder or its Affiliates and if such Noteholder chooses to offer to any other Noteholder the opportunity to purchase a Note interest in any future mortgage loans originated by such Noteholder or its Affiliates, such offer shall be at such purchase price and interest rate as such Noteholder chooses, in its sole and absolute discretion. No Noteholder shall have any obligation whatsoever

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to purchase from any other Noteholder a Note interest in any future loans originated by such Noteholder or its Affiliates.

Section 17.            Not a Security. No Note shall be deemed to be a security within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934.

Section 18.            Other Business Activities of the Noteholders. Each Noteholder acknowledges that each other Noteholder or its Affiliates may make loans or otherwise extend credit to, and generally engage in any kind of business with, any Mortgage Loan Borrower Related Party, and receive payments on such other loans or extensions of credit to Mortgage Loan Borrower Related Parties and otherwise act with respect thereto freely and without accountability in the same manner as if this Agreement and the transactions contemplated hereby were not in effect.

Section 19.            Sale of the Notes.

(a)   The Note B Holder agrees that it will not Transfer all or any portion of the Note B except that the Note B Holder shall have the right to Transfer its respective Note, or any portion thereof, (i) to a Qualified Institutional Lender, provided, that promptly after the Transfer each other Noteholder is provided with (x) a representation from a transferee or such Note B Holder certifying that such transferee is a Qualified Institutional Lender, (y) a copy of the assignment and assumption agreement referred to in Section 20 and (z) such transfer would not cause the Note B to be held by more than five persons nor cause there to be no one person owning a majority of the Note B and (ii) to an entity that is not a Qualified Institutional Lender; provided that with respect to the foregoing subclause (ii), the Note B Holder obtains (1) prior to the Lead Securitization Date, the consent of the Lead Securitization Noteholder and (2) after the Lead Securitization Date, Rating Agency Confirmation (and for avoidance of doubt, no consent of the Lead Securitization Noteholder shall be required after the closing of the Lead Securitization); provided that in each of case (1) and (2), (x) promptly after the Transfer the Lead Securitization Noteholder is provided with a copy of the assignment and assumption agreement referred to in Section 20 and (y) such transfer would not cause the Note B to be held by more than five persons; and provided further, however, that if such transfer would cause there to be no one person owning a majority of the Note B, then such transfer will not be permitted unless persons owning a majority of the Note B designate one of such persons to act on behalf of such persons owning such majority. If the Note B is held by more than one Note B Holder at any time, the holders of a majority of the Note B Principal Balance shall immediately appoint a representative to exercise all rights of the Note B hereunder. Notwithstanding the foregoing, the Note B Holder shall not Transfer all or any portion of the Note B to the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party without each other Noteholder’s prior consent, which may be withheld in such Noteholder’s sole discretion and any such Transfer shall be absolutely null and void and shall vest no rights in the purported transferee. The Note B Holder agrees it will pay the expenses of the Lead Securitization Noteholder (including all expenses of the Master Servicer and the Special Servicer) and the other Non-Lead Securitization Noteholders (including all expenses of the related Non-Lead Master Servicers and the related Non-Lead Special Servicers) in connection with any such Transfer.

(b)               Notwithstanding the foregoing, the Note B Holder shall have the right, without the need to obtain the consent of any other Noteholder or any other Person, to Transfer

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49% or less (in the aggregate) of its interest in the Note B to any Person; provided that any such Transfer shall be made in accordance with the terms of this Section 19; provided, further that the Note B Holder shall not Transfer all or any portion of the Note B to the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party and any such Transfer shall be void ab initio, absolutely null and void and shall vest no rights in the purported transferee. All Transfers under Section 19(a) and (b) shall be made upon written notice to each other Noteholder not later than the date of such Transfer, and each transferee shall (i) execute an assignment and assumption agreement whereby such transferee assumes all or a ratable portion, as the case may be, of the obligations of the Note B Holder hereunder with respect to the Note B from and after the date of such assignment (or, in the case, of a pledge, collateral assignment or other encumbrance made in accordance with Section 19(e) by the Note B Holder of the Note B solely as security for a loan to the Note B Holder made by a third-party lender whereby the Note B Holder remains fully liable under this Agreement, on or before the date on which such third-party lender succeeds to the rights of the Note B Holder by foreclosure or otherwise, such third-party lender executes an agreement that such lender shall be bound by the terms and provisions of this Agreement and the obligations of the Note B Holder hereunder) and (ii) agree in writing to be bound by the Servicing Agreement, unless the Servicing Agreement is not then in effect with respect to the Mortgage Loan, in which event the parties will enter into or agree to be bound by any replacement servicing agreement therefor in accordance with the provisions hereof. Upon the consummation of a Transfer of all or any portion of the Note B in accordance with this Agreement, the transferring Person shall be released from all liability arising under this Agreement with respect to the Note B (or the portion thereof that was the subject of such Transfer), for the period after the effective date of such Transfer (it being understood and agreed that the foregoing release shall not apply in the case of a sale, assignment, transfer or other disposition of a participation interest in the Note B as described in clause (c) below). In connection with any such permitted transfer of a portion of the Note B and for all purposes of this Agreement, each other Noteholder need only recognize the majority holder of the Note B for purposes of notices, consents and other communications between such Noteholder and such majority holder of the Note B shall be the only Person authorized hereunder to exercise any rights of the Note B Holder under this Agreement; provided, however, the majority holder of the Note B may from time to time designate any other Person as an additional party entitled to receive notices, consents and other communications and/or to exercise rights on behalf of the Note B Holder hereunder by delivering written notice thereof to each other Noteholder, and, from and after delivery of such notice, such designee shall be so authorized hereunder and shall be the only party entitled to receive such notices, consents and such other communications and/or to exercise such rights.

(c)               In the case of any sale, assignment, transfer or other disposition of a participation interest in a Note, (i) such Noteholder’s obligations under this Agreement shall remain unchanged, (ii) such Noteholder shall remain solely responsible for the performance of such obligations, (iii) the other Noteholder and any Persons acting on its behalf shall continue to deal solely and directly with such Noteholder in connection with such Noteholder’s rights and obligations under this Agreement and the Servicing Agreement, and (iv) all amounts payable hereunder shall be determined as if such Noteholder had not sold such participation interest; provided, however, that if the applicable participant is a Qualified Institutional Lender (and delivers to the other Noteholder a certification from an authorized officer confirming its status as a Qualified Institutional Lender), such Noteholder, by written notice to the other Noteholder, may delegate to such participant such Noteholder’s right to exercise the rights of the Controlling

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Noteholder hereunder and under the Servicing Agreement; provided, further, however, that upon the occurrence of a Control Appraisal Period with respect to the Note B, the aforesaid delegation of rights shall terminate and be of no further force and effect.

(d)               Each of the Senior Noteholders shall have the right to Transfer all or any portion of its applicable Note without the prior consent of any other Noteholder (i) prior to an Event of Default, to any party other than the Mortgage Loan Borrower or any Mortgage Loan Borrower Related Party and (ii) after an Event of Default, to any party, including the Mortgage Loan Borrower and any Mortgage Loan Borrower Related Party; provided, however, that following any Transfer of any Senior Note, the Mortgage Loan continues to be serviced in its entirety pursuant to the Servicing Agreement by a Servicer unaffiliated with Mortgage Loan Borrower. For the avoidance of doubt, the Senior Noteholders (and any Servicer on their behalf) shall not have any right to Transfer or cause the Transfer of the Note B.

(e)               Notwithstanding any other provision hereof, any Noteholder may pledge (a “Pledge”) its Note to any entity (other than the Mortgage Loan Borrower or any Affiliate thereof) which has extended a credit or repurchase facility to such Noteholder and that is either a Qualified Institutional Lender or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency (a “Note Pledgee”), on terms and conditions set forth in this Section 19(e), it being further agreed that a financing provided by a Note Pledgee to a Noteholder or any person which Controls such Noteholder that is secured by such Noteholder’s interest in the applicable Note and is structured as a repurchase arrangement, shall qualify as a “Pledge” hereunder, provided that a Note Pledgee which is not a Qualified Institutional Lender may not take title to the pledged Note without (a) prior to Securitization, the consent of each other Noteholder and (b) after Securitization, Rating Agency Confirmation. Upon written notice by the applicable Noteholder to the other Noteholders and any Servicer that a Pledge has been effected (including the name and address of the applicable Note Pledgee), each of the other Noteholders agrees to acknowledge receipt of such notice and thereafter agrees: (i) to give Note Pledgee written notice of any default by the pledging Noteholder in respect of its obligations under this Agreement of which default such Noteholder has actual knowledge; (ii) to allow such Note Pledgee a period of ten (10) Business Days to cure a default by the pledging Noteholder in respect of its obligations to the other Noteholder hereunder, but such Note Pledgee shall not be obligated to cure any such default; (iii) that no amendment, modification, waiver or termination of this Agreement shall be effective against such Note Pledgee without the written consent of such Note Pledgee, which consent shall not be unreasonably withheld, conditioned or delayed; (iv) that such other Noteholder shall give to such Note Pledgee copies of any notice of default under this Agreement simultaneously with the giving of same to the pledging Noteholder and accept any cure thereof by such Note Pledgee which such pledging Noteholder has the right (but not the obligation) to effect hereunder, as if such cure were made by such pledging Noteholder; (v) that such other Noteholder shall deliver to Note Pledgee such estoppel certificate(s) as Note Pledgee shall reasonably request, provided that any such certificate(s) shall be in a form reasonably satisfactory to such other Noteholder; and (vi) that, upon written notice (a “Redirection Notice”) to the other Noteholders and any Servicer by such Note Pledgee that the pledging Noteholder is in default, beyond any applicable cure periods, under the pledging Noteholder’s obligations to such Note Pledgee pursuant to the applicable credit agreement between the pledging Noteholder and such Note Pledgee (which notice need not be joined in or confirmed by the pledging Noteholder), and until such Redirection Notice is withdrawn or rescinded by such Note Pledgee, Note Pledgee shall be

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entitled to receive any payments that any Noteholder or Servicer would otherwise be obligated to pay to the pledging Noteholder from time to time pursuant to this Agreement or any Servicing Agreement. Any pledging Noteholder hereby unconditionally and absolutely releases the other Noteholders and any Servicer from any liability to the pledging Noteholder on account of any Noteholder’s or Servicer’s compliance with any Redirection Notice believed by any Servicer or any such other Noteholder to have been delivered by a Note Pledgee. Note Pledgee shall be permitted to exercise fully its rights and remedies against the pledging Noteholder to such Note Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law and this Agreement. In such event, the Noteholders and any Servicer shall recognize such Note Pledgee (and any transferee other than the Mortgage Loan Borrower or any Affiliate thereof which is also a Qualified Institutional Lender at any foreclosure or similar sale held by such Note Pledgee or any transfer in lieu of foreclosure), and its successor and assigns, as the successor to the pledging Noteholder’s rights, remedies and obligations under this Agreement, and any such Note Pledgee or Qualified Institutional Lender shall assume in writing the obligations of the pledging Noteholder hereunder accruing from and after such Transfer (i.e., realization upon the collateral by such Note Pledgee) and agrees to be bound by the terms and provisions of this Agreement. The rights of a Note Pledgee under this Section 19(e) shall remain effective as to any Noteholder (and any Servicer) unless and until such Note Pledgee shall have notified any such Noteholder (and any Servicer, as applicable) in writing that its interest in the pledged Note has terminated.

(f)                Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Institutional Lender provides financing to a Noteholder then such Noteholder shall have the right to grant a security interest in its Note to such Conduit notwithstanding that such Conduit is not a Qualified Institutional Lender, if the following conditions are satisfied:

(i)                                     The loan (the “Conduit Inventory Loan”) made by the Conduit to such Noteholder to finance the acquisition and holding of its Note will require a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii)                                The Conduit Credit Enhancer and conduit manager (if Moody’s rates the Securitization) will be a Qualified Institutional Lender;

(iii)                              Such Noteholder will pledge (or sell, transfer or assign as part of a repurchase facility) its interest in the applicable Note to the Conduit as collateral for the Conduit Inventory Loan;

(iv)                            The Conduit Credit Enhancer and the Conduit will agree that, if such Noteholder defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by such Noteholder, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of such Noteholder’s Note to the Conduit Credit Enhancer; and

(v)                               Unless the Conduit is in fact then a Qualified Institutional Lender, the Conduit will not, without obtaining the consent of each other Noteholder, have any greater

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right to acquire the interests in the Note pledged by such Noteholder, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Institutional Lender at a foreclosure sale conducted by a Note Pledgee.

Section 20.            Registration of Transfer. In connection with any Transfer of a Note (but excluding any Pledgee unless and until it realizes on its Pledge), a transferee shall execute an assignment and assumption agreement whereby such transferee assumes all of the obligations of the applicable Noteholder hereunder with respect to such Note thereafter accruing and agrees to be bound by the terms of this Agreement, including the restriction on Transfers set forth in Section 19, from and after the date of such assignment. Notwithstanding the preceding sentence, a Trustee shall not be required to execute an assignment and assumption agreement in connection with any Transfer of a Note if the obligations are assumed pursuant to the Servicing Agreement. No transfer of a Note may be made unless it is registered on the Note Register, and the Agent shall not recognize any attempted or purported transfer of any Note in violation of the provisions of Section 19 and this Section 20. Any such purported transfer shall be absolutely null and void and shall vest no rights in the purported transferee. Each Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Agent and any other Noteholder against any liability that may result if the transfer is not made in accordance with the provisions of this Agreement. Upon a Securitization of the Lead Securitization Note, the Certificate Administrator shall automatically become and be the Agent.

Section 21.            Registration of the Notes. The Agent shall keep or cause to be kept at the Agent Office books (the “Note Register”) for the registration and transfer of the Notes. The Agent shall serve as the initial Note registrar and the Agent hereby accepts such appointment. The names and addresses of the holders of the Notes and the names and addresses of any transferee of any Note of which the Agent has received notice, in the form of a copy of the assignment and assumption agreement referred to in Section 20, shall be registered in the Note Register. The Person in whose name a Note is so registered shall be deemed and treated as the sole owner and holder thereof for all purposes of this Agreement, except in the case of the Initial Noteholders who may hold their Notes through a nominee. Upon request of a Noteholder, the Agent shall provide such party with the names and addresses of the Noteholders. To the extent another party is appointed as Agent hereunder, the Noteholders hereby designate such person as its agent under this Section 21 solely for purposes of maintaining the Note Register.

Section 22.            Statement of Intent. The Agent and each Noteholder intend that the Notes be classified, and the arrangement hereby be maintained, in a manner consistent with rules applicable to a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code that is a fixed investment trust within the meaning of Treasury Regulation §301.7701-4(c), and the parties will not take any action inconsistent with such classification. It is neither the purpose nor the intent of this Agreement to create a partnership, joint venture, “taxable mortgage pool” or association taxable as a corporation among the parties.

Section 23.            No Pledge. This Agreement shall not be deemed to represent a pledge of any interest in any Mortgage Loan by the Noteholders. Except as otherwise provided in this Agreement and the Servicing Agreement, the Junior Noteholder shall not have any interest in any property taken as security for any Mortgage Loan, provided, however, that if any such property or the proceeds of any sale, lease or other disposition thereof shall be received, then the Junior

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Noteholder shall be entitled to receive its share of such application in accordance with the terms of this Agreement and/or the Servicing Agreement.

Section 24.            Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 25.            Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)               SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)               CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)               AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH A PARTY HEREIN SHALL HAVE BEEN NOTIFIED; AND

(d)               AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 26.            Modifications; Amendment. This Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by each Noteholder. Additionally, for as long as any Note is contained in a Securitization Trust, the Noteholders shall not amend or modify this Agreement without first receiving a Rating Agency Confirmation; provided that no such confirmation from the Rating Agencies shall be required in connection with

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a modification or amendment (i) to cure any ambiguity, to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein or with the Servicing Agreement, (ii) entered into pursuant to Section 38 of this Agreement or (iii) to correct or supplement any provision herein that may be defective or inconsistent with any other provisions of this Agreement.

Section 27.            Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as provided herein, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto. Subject to Section 19, each Noteholder may assign or delegate its rights or obligations under this Agreement. Upon any such assignment, the assignee shall be entitled to all rights and benefits of the applicable Noteholder hereunder, including, without limitation, the right to make further assignments and grant additional Notes.

Section 28.            Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 29.            Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

Section 30.            Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 31.            Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement and supersedes all prior agreements, understandings and negotiations between the parties.

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Section 32.            Withholding Taxes.

(a)               If any Senior Noteholder or the Mortgage Loan Borrower shall be required by law to deduct and withhold Taxes from interest, fees or other amounts payable to the Junior Noteholder with respect to the Mortgage Loan as a result of the Junior Noteholder constituting a Non-Exempt Person, the Note A-1 Holder, in its capacity as servicer, shall be entitled to do so with respect to the Junior Noteholder’s interest in such payment (all withheld amounts being deemed paid to the Junior Noteholder), provided that the Lead Securitization Noteholder shall furnish the Junior Noteholder with a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for purposes of assisting the Junior Noteholder to seek any allowable credits or deductions for the Taxes so withheld in each jurisdiction in which the Junior Noteholder is subject to tax.

(b)   The Junior Noteholder shall and hereby agrees to indemnify the Lead Securitization Noteholder against and hold the Lead Securitization Noteholder harmless from and against any Taxes, interest, penalties and reasonable attorneys’ fees, expenses and disbursements arising or resulting from any failure of the Lead Securitization Noteholder (or the Servicer on its behalf) to withhold Taxes from payment made to the Junior Noteholder in reliance upon any representation, certificate, statement, document or instrument made or provided by the Junior Noteholder to the Lead Securitization Noteholder in connection with the obligation of the Lead Securitization Noteholder to withhold Taxes from payments made to the Junior Noteholder, it being expressly understood and agreed that the Lead Securitization Noteholder shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, correctness or validity of the same.

(c)   Contemporaneously with the execution of this Agreement and from time to time as reasonably requested by the Lead Securitization Noteholder or Servicer during the term of this Agreement, the Junior Noteholder shall deliver to the Lead Securitization Noteholder or Servicer, as applicable, evidence satisfactory to the Lead Securitization Noteholder substantiating whether the Junior Noteholder is a Non-Exempt Person and whether the Lead Securitization Noteholder is obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise under this Agreement. Without limiting the effect of the foregoing, (i) if the Junior Noteholder (or, if the Junior Noteholder is disregarded for U.S. federal income tax purposes, the owner of the Junior Noteholder) is created or organized under the laws of the United States, any state thereof or the District of Columbia, it shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Noteholder an Internal Revenue Service Form W-9 and (ii) if the Junior Noteholder (or, if the Junior Noteholder is disregarded for U.S. federal income tax purposes, the owner of the Junior Noteholder) is not created or organized under the laws of the United States, any state thereof or the District of Columbia, and if the payment of interest or other amounts by the Mortgage Loan Borrower is treated for United States income tax purposes as derived in whole or part from sources within the United States, the Junior Noteholder shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Noteholder Internal Revenue Service Form W-8ECI, Form W-8IMY (with appropriate attachments), Form W-8BEN or Form W-8BEN-E, or applicable successor forms, as may be required from time to time, duly executed by the Junior Noteholder. The Lead Securitization

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Noteholder shall not be obligated to make any payment hereunder to the Junior Noteholder in respect of the Junior Note or otherwise until the Junior Noteholder shall have furnished to the Lead Securitization Noteholder the requested forms, certificates, statements or documents.

Section 33.            Custody of Mortgage Loan Documents. The originals of all of the Mortgage Loan Documents (other than a Note not included in such Securitization) will be held by the Lead Securitization Noteholder (or a custodian acting on behalf of the Lead Securitization Noteholder) who shall act as secured party under the Mortgage Loan Documents on behalf of the registered holders of the Notes. Notwithstanding anything to the contrary in this Agreement, upon a Securitization of the Lead Securitization Noteholder, the originals of all of the Mortgage Loan Documents (other than each Non-Lead Securitization Note) shall be held by the Custodian (as defined in the Servicing Agreement).

Section 34.            Notices. All notices required hereunder shall be given by (i) writing and personally delivered, (ii) sent by facsimile transmission (during business hours) if a party has provided a facsimile number, (iii) reputable overnight delivery service (charges prepaid), (iv) sent by electronic mail containing language requesting the recipient to confirm receipt thereof if a party has provided an electronic mail address and only if such electronic mail is promptly followed by a written notice or (iv) certified United States mail, postage prepaid return receipt requested, and addressed to the respective parties at their addresses set forth on Exhibit B hereto, or at such other address as any party shall hereafter inform the other party by written notice given as aforesaid. All written notices so given shall be deemed effective upon receipt.

All notices and reports (including, without limitation, Asset Status Reports) required to be delivered hereunder by the Lead Securitization Noteholder (or any Servicer on its behalf) to the Controlling Noteholder (or its Junior Operating Advisor), or by the Controlling Noteholder (or its Junior Operating Advisor) to the Lead Securitization Noteholder (or any Servicer on its behalf), shall also be delivered by the applicable party to the other Noteholders.

Section 35.            Broker. Each Noteholder represents to each other Noteholder that no broker was responsible for bringing about this transaction.

Section 36.            Certain Matters Affecting the Agent.

(a)               The Noteholders hereby appoint the Agent to act on their behalf, and the Agent shall act on behalf of the Noteholders;

(b)               The Agent may request and/or rely upon and shall be protected in acting or refraining from acting upon any officer’s certificate or assignment and assumption agreement delivered to the Agent pursuant to Section 20;

(c)               The Agent may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

(d)               The Agent shall be under no obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders

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pursuant to the provisions of this Agreement, unless it has received indemnity reasonably satisfactory to it;

(e)               The Agent or any of its directors, officers, employees, Affiliates, agents or “control” persons within the meaning of the Act, shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by the Agent to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(f)                The Agent shall not be bound to make any investigation into the facts or matters stated in any officer’s certificate or assignment and assumption agreement delivered to the Agent pursuant to Section 20; and

(g)               The Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys but shall not be relieved of its obligations hereunder.

Section 37.            Termination of Agent. The Agent may be terminated at any time upon ten (10) days prior written notice from the Lead Securitization Noteholder. In the event that the Agent is terminated pursuant to this Section 37, all of its rights and obligations under this Agreement shall be terminated, other than any rights or obligations that accrued prior to the date of such termination.

The Agent may resign at any time upon notice, so long as a successor Agent, reasonably satisfactory to the Noteholders, has agreed to be bound by this Agreement and perform the duties of the Agent hereunder. GSBI, as Initial Agent, may transfer its rights and obligations to the Servicer, as successor Agent, at any time without the consent of any Noteholder. GSBI, as Initial Agent, shall promptly and diligently attempt to cause such Servicer to act as successor Agent, and, if such Servicer declines to act in such capacity, shall promptly and diligently attempt to cause a similar servicer to act as successor Agent. The termination or resignation of such Servicer, as Servicer under the Servicing Agreement, shall be deemed a termination or resignation of such Servicer as Agent under this Agreement. Notwithstanding anything to the contrary in this Agreement, upon a Securitization of the Lead Securitization Note, the Certificate Administrator shall automatically become and be the Agent.

Section 38.            Resizing. In connection with the Mortgage Loan, each Noteholder agrees, subject to clause (iii) below in this paragraph, that if, in connection with the Securitization, any other Noteholder determines that it is advantageous to resize one or more of its Notes by causing the Mortgage Loan Borrower to execute amended and restated notes or additional notes (in either case, “New Notes”) reallocating the principal of such Note to such New Notes, each Noteholder other than the resizing Noteholder shall cooperate with the resizing Noteholder to effect such resizing at such resizing Noteholder’s expense; provided that (i) the aggregate principal balance of all outstanding New Notes following the creation thereof is no greater than the principal balance of such Note or Notes immediately prior to the creation of the New Notes, (ii) the weighted average interest rate of all outstanding New Notes following the creation thereof is the same as the interest rate of the related Note or Notes immediately prior to the creation of the New Notes, and (iii) no such resizing shall (a) change the interest allocable to, or the amount of any payments due to, any other Noteholder, or priority of such payments, or (b) increase any other Noteholder’s

63

obligations or decrease any other Noteholder’s rights, remedies or protections. In connection with the resizing of any of the Senior Notes the related Noteholder may allocate its rights hereunder among the New Notes in any manner in its sole discretion. Any cap on any Senior Noteholder’s obligation to pay the Note B Holder’s expenses pursuant to Section 40 of this Agreement shall not apply to the Note B Holder’s expenses in connection with a resizing pursuant to this Section 38 or any Securitization of a resized Senior Note. For the avoidance of doubt, any New Note that is created in a resizing contemplated by this Section 38 shall be a “Note” hereunder, and all definitions hereunder shall be construed accordingly.

Section 39.            Conflict. To the extent of any inconsistency between the Servicing Agreement, on one hand, and this Agreement, on the other, this Agreement shall control.

Section 40.            Cooperation in Securitization.

(a)   Each Noteholder acknowledges that any Noteholder may elect, in its sole discretion, to include its Note in a Securitization. In connection with a Securitization and subject to the terms of the preceding sentence, at the request of any other Noteholder, each other Noteholder shall use reasonable efforts, at such other Noteholder’s expense, to satisfy, and to cooperate with such Noteholder in attempting to cause the Mortgage Loan Borrower to satisfy, the market standards to which such Noteholder customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the Securitization, including, entering into (or consenting to, as applicable) any modifications to this Agreement or the Mortgage Loan Documents and to cooperate with such other Noteholder in attempting to cause the Mortgage Loan Borrower to execute such modifications to the Mortgage Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies to effect the Securitization; provided, however, that either in connection with the Securitization or otherwise at any time prior to the Securitization no other Noteholder shall be required to modify or amend this Agreement or any Mortgage Loan Documents (or consent to such modification, as applicable) in connection therewith, if such modification or amendment would (i) change the interest allocable to, or the amount of any payments due to or priority of such payments, such Noteholder or (ii) increase such Noteholder’s obligations or decrease such Noteholder’s rights, remedies or protections. In connection with the Securitization, each other Noteholder agrees to provide for inclusion in any disclosure document relating to the related Securitization such information concerning such Noteholder as the requesting Noteholder reasonably determines to satisfy its disclosure obligations in connection with its Securitization. Each Noteholder covenants and agrees that it shall use reasonable efforts to cooperate with the requests of each Rating Agency and the requesting Noteholder in connection with the Securitization, as well as in connection with all other matters and the preparation of any offering documents thereof and to review and respond reasonably promptly with respect to any information relating to it and the other Notes in any Securitization document, all at the cost and expense of such requesting Noteholder. Each Noteholder acknowledges that the information provided by it to the requesting Noteholder pursuant to this Section 40 may be incorporated into the offering documents for a Securitization. A requesting Noteholder and each Rating Agency shall be entitled to rely on the information supplied by, or on behalf of, each other Noteholder pursuant to this Section 40.

(b)   A Noteholder securitizing its Note may, at its election, deliver to each other Noteholder drafts of the preliminary and final Securitization offering memoranda, prospectus,

64

preliminary prospectus and any other disclosure documents and (in the case of the Lead Securitization) the Servicing Agreement simultaneously with distributions of any such documents to the general working group of the related Securitization. Each other Noteholder may, at its election, review and comment thereon insofar as it relates to such other Noteholder and/or its Note, and, if such other Noteholder elects to review and comment, such other Noteholder shall review and comment thereon as soon as possible (but in no event later than (i) in the case of the first draft thereof, two (2) Business Days after receipt thereof and (ii) in the case of each subsequent draft thereof, the deadline provided to the general working group of the related Securitization for review and comment), and if such other Noteholder fails to respond within such time, such other Noteholder shall be deemed to have elected to not comment thereon. In the event of any disagreement between any such other Noteholder with respect to the preliminary and final offering memoranda, prospectus, free writing prospectus or any other disclosure documents the requesting Noteholder’s determination shall control (the parties acknowledging that no inaccuracy in such documents shall in any respect prejudice any such other Noteholder’s rights hereunder or under the Mortgage Loan Documents). No such other Noteholder shall have any obligation or liability with respect to any such offering documents other than the accuracy of any comments it elects to make regarding itself and/or regarding any Notes it is contributing to the subject Securitization.

(c)   Notwithstanding anything herein to the contrary, each Noteholder acknowledges and agrees that (i) no other Noteholder shall be required to incur any out-of-pocket expenses in connection with their respective separate Securitization of any of the Senior Notes, as applicable (other than to the extent such other Noteholder is participating in such Securitization), and (ii) any such other Noteholder shall only be required to disclose such customary information reasonably determined by the requesting Noteholder to be necessary to satisfy its disclosure obligations in connection with its Securitization.

[SIGNATURE PAGE FOLLOWS]

65

IN WITNESS WHEREOF, the Initial Noteholders have caused this Agreement to be duly executed as of the day and year first above written.

GOLDMAN SACHS BANK USA, as Initial
Note A-1 Holder and Initial Agent

By:	/s/ Justin Peterson
Name: Justin Peterson Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as Initial
Note A-2 Holder

By:	/s/ Justin Peterson
Name: Justin Peterson Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as Initial
Note A-3 Holder

By:	/s/ Justin Peterson
Name: Justin Peterson Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as Initial
Note A-4 Holder

By:	/s/ Justin Peterson
Name: Justin Peterson Title: Authorized Signatory

Signature Page to Agreement Among Noteholders (Pacific Design Center)

GOLDMAN SACHS BANK USA, as Initial
Note A-5 Holder

By:	/s/ Justin Peterson
Name: Justin Peterson Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as Initial
Note A-6 Holder

By:	/s/ Justin Peterson
Name: Justin Peterson Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as Initial
Note A-7 Holder

By:	/s/ Justin Peterson
Name: Justin Peterson Title: Authorized Signatory

Signature Page to Agreement Among Noteholders (Pacific Design Center)

BANK OF MONTREAL, as Initial Note A-8
Holder

By:	/s/ Leanne M. Lispi
Name: Leanne M. Lispi Title: Authorized Signatory

[Signatures continue on following page]

[Pacific Design Center — LD — Signature Page to Agreement Between Noteholders]

BANK OF MONTREAL, as Initial Note A-9
Holder

By:	/s/ Leanne M. Lispi
Name: Leanne M. Lispi Title: Authorized Signatory

[Signatures continue on following page]

[Pacific Design Center — LD — Signature Page to Agreement Between Noteholders]

GOLDMAN SACHS BANK USA, as Initial
Note B Holder

By:	/s/ Justin Peterson
Name: Justin Peterson Title: Authorized Signatory

 Signature Page to Agreement Among Noteholders (Pacific Design Center)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

A.       Description of Mortgage Loan:

Mortgage Loan:	Loan Agreement, dated as of January 11, 2023, between Goldman Sachs Bank USA, as lender (together with its successors and assigns “Lender”), and Pacific Design Center 1, LLC, as borrower (together with its permitted successors and assigns, “Borrower”)
Date of the Mortgage Loan:	January 11, 2023
Initial Principal Amount of Mortgage Loan:	$265,000,000
Location of Mortgaged Property:	West Hollywood, California
Stated Maturity Date:	February 6, 2033

B.       Description of Note Interests: Each Note shall have the initial Principal Balance, Percentage Interest and initial Note Rate set forth in the table below.

Note Designation	Initial Note Rate	Percentage Interest	Original Principal Balance
Note A-1	5.94107142857143%	23.58%	$62,500,000.00
Note A-2	5.94107142857143%	23.58%	$62,500,000.00
Note A-3	5.94107142857143%	1.89%	$5,000,000.00
Note A-4	5.94107142857143%	15.09%	$40,000,000.00
Note A-5	5.94107142857143%	5.66%	$15,000,000.00
Note A-6	5.94107142857143%	3.77%	$10,000,000.00
Note A-7	5.94107142857143%	3.77%	$10,000,000.00
Note A-8	5.94107142857143%	9.43%	$25,000,000.00
Note A-9	5.94107142857143%	5.66%	$15,000,000.00
Note B	15.50%	7.55%	$20,000,000.00

A-1

EXHIBIT B

1.           Initial Note A-1 Holder:

(Prior to Securitization of Note A-1):

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Justin Peterson
Email: justin.peterson@gs.com

with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)
Email: gs-refgsecuritization@gs.com

(Following Securitization of Note A-1): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

B-1

2.           Initial Note A-2 Holder:

(Prior to Securitization of Note A-2):

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Justin Peterson
Email: justin.peterson@gs.com

with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)

Email: gs-refgsecuritization@gs.com

(Following Securitization of Note A-2): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

3.           Initial Note A-3 Holder:

(Prior to Securitization of Note A-3):

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Justin Peterson
Email: justin.peterson@gs.com

with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)

Email: gs-refgsecuritization@gs.com

(Following Securitization of Note A-3): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

4.           Initial Note A-4 Holder:

(Prior to Securitization of Note A-4):

B-2

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Justin Peterson
Email: justin.peterson@gs.com

with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)

Email: gs-refgsecuritization@gs.com

(Following Securitization of Note A-4): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

5.           Initial Note A-5 Holder:

(Prior to Securitization of Note A-5):

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Justin Peterson
Email: justin.peterson@gs.com

with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)

Email: gs-refgsecuritization@gs.com

(Following Securitization of Note A-5): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

6.           Initial Note A-6 Holder:

(Prior to Securitization of Note A-6):

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Justin Peterson
Email: justin.peterson@gs.com

B-3

with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)

Email: gs-refgsecuritization@gs.com

(Following Securitization of Note A-6): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

7.           Initial Note A-7 Holder:

(Prior to Securitization of Note A-7):

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Justin Peterson
Email: justin.peterson@gs.com

with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)

Email: gs-refgsecuritization@gs.com

(Following Securitization of Note A-7): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

8.           Initial Note A-8 Holder:

(Prior to Securitization of Note A-8):

B-4

Bank of Montreal
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Michael Birajiclian and David Schell
E-mail: Michael.Birajiclian@bmo.com and David.Schell@bmo.com with a copy to:

Bank of Montreal
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Legal Department
E-mail: BMOCMBSNotices@bmo.com

(Following Securitization of Note A-8): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

9.            Initial Note A-9 Holder:

(Prior to Securitization of Note A-9):

Bank of Montreal
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Michael Birajiclian and David Schell
E-mail: Michael.Birajiclian@bmo.com and David.Schell@bmo.com with a copy to:

Bank of Montreal
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Legal Department
E-mail: BMOCMBSNotices@bmo.com

(Following Securitization of Note A-9): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

B-5

10.         Initial Note B Holder:

(Prior to Securitization of Note B):

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Justin Peterson
Email: justin.peterson@gs.com

with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)

Email: gs-refgsecuritization@gs.com

(Following Securitization of Note B): the applicable notice address of the related master servicer and special servicer set forth in the related Securitization Servicing Agreement.

B-6

EXHIBIT C

PERMITTED FUND MANAGERS

1.	Westbrook Partners
2.	DLJ Real Estate Capital Partners
3.	iStar Financial Inc.
4.	Capital Trust, Inc.
5.	Lend-Lease Real Estate Investments
6.	Archon Capital, L.P.
7.	Whitehall Street Real Estate Fund, L.P.
8.	The Blackstone Group International Ltd.
9.	Apollo Real Estate Advisors
10.	Colony Capital, Inc.
11.	Praedium Group
12.	J.E. Roberts Companies
13.	Fortress Investment Group, LLC
14.	Lonestar Opportunity Fund
15.	Clarion Partners
16.	Walton Street Capital, LLC
17.	Starwood Financial Trust
18.	BlackRock, Inc.
19.	Rialto Capital Management, LLC
20.	Raith Capital Partners, LLC
21.	Rialto Capital Advisors LLC
22.	Teachers Insurance and Annuity Association of America
23.	Principal Real Estate Investors, LLC
24.	Metropolitan Life Insurance Company
25.	New York Life Insurance Company
26.	Eightfold Real Estate Capital, L.P.
27.	Perella Weinberg Partners
28.	Square Mile Capital Management LLC

C-1